COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

CNL Global Real Estate Fund,

the sole series of The CNL Funds

INTO

American Beacon Global Real Estate Fund,

a series of American Beacon Funds

And

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

January 22, 2010

THE CNL FUNDS

CNL Global Real Estate Fund

450 South Orange Avenue
Orlando, FL 32801

January 22, 2010

To the Shareholders:

We are pleased to announce that the CNL Global Real Estate Fund (the “CNL Fund”), the sole series of The CNL Funds (the “CNL Trust”), is proposing to reorganize into the American Beacon Global Real Estate Fund (the “AB Fund”), a newly created series of American Beacon Funds (the “AB Trust”). The AB Fund is designed to be substantially similar from an investment perspective to the CNL Fund.

A Special Meeting of Shareholders of the CNL Fund is to be held at 10:00 a.m. Eastern time on Thursday, February 22, 2010, at 450 South Orange Avenue, Orlando, FL 32801, where you will be asked to vote on the proposal to reorganize the CNL Fund into the AB Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting and a postage-prepaid envelope in which to return your proxy card are enclosed.

The reorganization transaction (the “Reorganization”) will shift management oversight responsibility for the CNL Fund from CNL Fund Advisors Company (“CNL Advisors”) to American Beacon Advisors, Inc. (the “Manager”). The Manager is an experienced provider of investment advisory services to institutional and retail investors, with over $14 billion mutual fund and $41 billion overall assets under management. Since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds.

By engaging CB Richard Ellis Global Real Estate Securities, LLC (the “Sub-Adviser”), an indirect subsidiary of CB Richard Ellis Group, Inc., one of the world’s largest publicly held commercial real estate services firms (in terms of 2008 revenues), the Manager will provide continuity of the portfolio management team that has been responsible for the CNL Fund’s performance record since its inception in 2007.The portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the CNL Fund will remain the same.

The Reorganization will not result in any increase in the overall gross or net expense ratio nor any increase in the advisory fees payable by the AB Fund as compared to the expenses and advisory fees that are currently paid by the CNL Fund. If the Reorganization is approved by the CNL Fund shareholders, the front-end and contingent deferred sales charges currently applicable to Class A Shares of the CNL Fund will be eliminated. The AB Fund will charge a 2.00% early redemption fee on the proceeds of its shares that are redeemed within 90 days of their purchase; a 1.00% redemption fee generally applies to shares of the CNL Fund redeemed within 75 calendar days of purchase. Your CNL Fund share purchase date(s) will carry over  to the AB Fund for purposes of determining whether or not an early redemption fee applies.  The AB Fund early redemption fee of 2% will apply, if applicable to your particular situation.

The primary purpose of the Reorganization is to move the CNL Fund to the American Beacon Family of Funds. Reconstituting the CNL Fund as a series of the AB Trust has the potential to expand the distribution capabilities and increase the asset base associated with this investment portfolio.

If CNL Fund shareholders approve the Reorganization, it will take effect on or about February 26, 2010. At that time, the CNL Fund Class A and/or Institutional Class Shares you currently own would, in effect, be exchanged on a tax-free basis for, respectively, Investor Class and Y Class shares of the AB Fund with the same aggregate value, as follows:

CNL Global Real Estate Fund	à	American Beacon Global Real Estate Fund
Class A Shares	à	Investor Class shares
Institutional Class Shares	à	Y Class shares

No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.

The Board of Trustees of the CNL Trust (the “CNL Board”) unanimously recommends that the shareholders vote in favor of the proposed Reorganization.

Detailed information about the proposal is contained in the enclosed materials. Whether or not you plan to attend the meeting in person, we need your vote. Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card or vote by telephone or internet. If you have any questions regarding the proposal to be voted on, please do not hesitate to call (866) 745-3797.

Your vote is very important to us. Thank you for your response and for your continued investment in the CNL Global Real Estate Fund.

Respectfully,

Andrew A. Hyltin President	Robert A. Bourne Chairman of the Board of Trustees

THE CNL FUNDS

CNL Global Real Estate Fund

450 South Orange Avenue
Orlando, FL 32801

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD FEBRUARY 22, 2010.

To the Shareholders of the CNL Global Real Estate Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the CNL Global Real Estate Fund (the “CNL Fund”), the sole series of The CNL Funds (the “CNL Trust”), is to be held at 10:00 a.m. Eastern time on Thursday, February 22, 2010, at 450 South Orange Avenue, Orlando, FL 32801.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the transfer of all of the assets of the CNL Fund to the American Beacon Global Real Estate Fund (the “AB Fund”), a newly created series of American Beacon Funds (the “AB Trust”). The transfer effectively would be (a) an exchange of your Class A and Institutional Class Shares for, respectively, Investor Class and Y Class shares of the AB Fund, which would be distributed pro rata by the CNL Fund to the holders of its shares in complete liquidation of the CNL Fund, and (b) the AB Fund’s assumption of all of the liabilities of the CNL Fund, as follows:

CNL Global Real Estate Fund	à	American Beacon Global Real Estate Fund
Class A Shares	à	Investor Class shares
Institutional Class Shares	à	Y Class shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in the CNL Fund as of the close of business on January 15, 2010 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if quorum is obtained but sufficient votes to approve the Plan are not required, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the CNL Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees,

Susan L. Terenzio, Secretary
January 22, 2010

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the CNL Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

THE CNL FUNDS

CNL Global Real Estate Fund

450 South Orange Avenue
Orlando, FL 32801

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: January 22, 2010

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement for the CNL Global Real Estate Fund (the “CNL Fund”), the sole series of The CNL Funds (the “CNL Trust”), and a prospectus for the Investor Class and Y Class shares of a newly created series of the American Beacon Funds (the “AB Trust”) American Beacon Global Real Estate Fund (the “AB Fund”). The purposes of this Combined Proxy Statement and Prospectus (the “Proxy Statement”) are to (1) solicit votes from shareholders of the CNL Fund to approve the proposed reorganization of the CNL Fund into the AB Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization and Termination between the CNL Trust and the AB Trust (the “Plan”) and (2) provide information regarding the Investor Class and Y Class shares of the AB Fund.

The Proxy Statement contains information that shareholders of the CNL Fund should know before voting on the Reorganization. The Proxy Statement should be retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move the CNL Fund to the American Beacon Family of Funds. Reconstituting the CNL Fund as a series of the AB Trust has the potential to (a) expand the CNL Fund’s presence in more distribution and channels, (b) increase its assets base, and (c) lower operating expenses as a percentage of assets. CNL Advisors recommends that the CNL Fund be reorganized as a series of the AB Trust.

Question: How will the Reorganization work?

Answer: In order to reconstitute the CNL Fund as a series of the AB Trust, a substantially similar fund, referred to as the “AB Fund,” has been created as a new series of the AB Trust. If shareholders of the CNL Fund approve the Plan, the CNL Fund will transfer all of its assets to the AB Fund in return for shares of the AB Fund and the AB Fund’s assumption of the CNL Fund’s liabilities. The CNL Fund will then distribute the shares it receives from the AB Fund to shareholders. Existing shareholders of the CNL Fund’s Class A and/or Institutional Class Shares will become shareholders of the AB Fund’s Investor Class and/or Y Class shares, respectively, and immediately after the Reorganization each shareholder will hold the same number of Investor Class and/or Y Class shares of the AB Fund, with the same net asset value per share and total value, as the Class A and/or Institutional Class Shares of the CNL Fund that he or she held immediately prior to the Reorganization. Subsequently, the CNL Fund will be liquidated and the CNL Trust will be dissolved.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the CNL Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about February 26, 2010.

Question: How will this affect me as a shareholder?

Answer: You will become a shareholder of the AB Fund. The shares of the AB Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the CNL Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the CNL Fund and its shareholders.

The Reorganization will shift management oversight responsibility for the CNL Fund from CNL Fund Advisors Company (“CNL Advisors”) to American Beacon Advisors, Inc. (the “Manager”). By engaging CB Richard Ellis Global Real Estate Securities, LLC (the “Sub-Adviser”), the Manager will provide continuity of the portfolio management team that has been responsible for the CNL Fund’s performance record since its inception in 2007.The portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the CNL Fund will remain the same. The investment objective and strategies of the AB Fund will be substantively similar to those of the CNL Fund. The AB Fund’s investment limitations are very similar to those of the CNL Fund; however, the investment limitations have been harmonized by the AB Fund to align with the limitations with those of funds in the AB Fund complex.

The Manager also will provide continuity of the other services currently provided to the CNL Fund. Foreside Fund Services, LLC (“Foreside”) is the distributor and principal underwriter of the CNL Fund’s shares and will continue to serve as such. The Manager will engage Foreside to provide sub-administrative services in connection with the marketing and distribution of shares of the AB Fund. State Street Bank and Trust Company (“State Street”), the custodian and accountant for the CNL Fund, will continue to provide custody and accounting services to the AB Fund. The Manager will provide administration services for the AB Fund; State Street currently provides administration services for the CNL Fund.

The Reorganization will move the assets of the CNL Fund from the CNL Trust, a Delaware statutory trust, to the AB Fund, a series of the AB Trust, a Massachusetts business trust. As a result of the Reorganization, the AB Fund will operate under the supervision of a different Board of Trustees and the CNL Trust will be terminated. Foreside will terminate its agreement with CNL Securities Corp., presently serving Foreside as a National Sales and Marketing Agent.

Question: Who will manage the AB Fund?

     Answer: The Manager will be responsible for overseeing the management of the AB Fund, and the portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the CNL Fund will continue to manage the portfolio of the AB Fund.

     The Manager is an experienced provider of investment advisory services to institutional and retail investors, with over $14 billion mutual fund and $41 billion overall assets under management. Since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds. The Manager serves retail clients as well

2

as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors. There currently are 17 series of the AB Trust, substantially all of which are low-cost, no-load mutual funds open to institutional investors, retirement accounts such as IRAs, and individual investors. The American Beacon Family of Funds advised by the Manager currently includes international and domestic equity portfolios spanning a variety of longer-range investment strategies through balanced portfolios, as well as short-term investment options such as bond funds and money market funds.

          The Sub-Adviser is a subsidiary of CB Richard Ellis Group, Inc., one of the world’s largest publicly held commercial real estate services firms (in terms of 2008 revenues). The Sub-Adviser is focused on managing exchange-listed global real estate securities portfolios on behalf of investors, and has dedicated real estate securities investment management offices located in Baltimore, London, Sydney, and Tokyo. The Sub-Adviser’s principals have an average of fourteen years of investment experience related to the investment management of listed domestic and global real estate securities portfolios. The Sub-Adviser was formed in 2004 and had approximately $2.04 billion of assets under management as of November 30, 2009.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the CNL Fund?

Answer: The Reorganization will not result in any increase in the overall gross or net expense ratios, nor in any increase in the advisory fees payable by the AB Fund over those expense ratios and advisory fees currently incurred by the CNL Fund. The AB Fund will charge a 2.00% fee on the proceeds of its shares that are redeemed within 90 days of their purchase compared to a 1.00% redemption fee on the shares of the CNL Fund redeemed within 75 calendar days of purchase. The front-end and contingent deferred sales charges currently applicable to Class A Shares of the CNL Fund will be eliminated, as Investor Class shares of the AB Fund will be offered on a no-load basis. The operating expenses of the Institutional Class Shares of the CNL Fund based on its assets as of June 30, 2009 are 4.27% of its average daily net assets before the cap on expenses. The projected total annual operating expenses for the Investor Class and Y Class shares of the AB Fund, based on the same asset levels, are 1.77%, and 1.49%, respectively, of the AB Fund’s average daily net assets.  The Manager has contractually agreed to cap Fund expenses through February 28, 2011, to the extent that total annual fund operating expenses of the Investor Class and Y Class shares exceed the annual rate of 1.80% and 1.55% excluding taxes, interest, portfolio transaction expenses and other extraordinary expenses.

Question: Will the Reorganization result in any taxes?

Answer: We expect that neither the CNL Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and we expect to receive a tax opinion confirming this position. Shareholders should consult their tax adviser about other state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

     Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy

3

Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

Question: How does the CNL Trust’s Board of Trustees (the “CNL Board”) recommend that I vote?

Answer: After careful consideration and upon recommendation of CNL Advisors, the CNL Board unanimously recommends that shareholders vote “FOR” the Plan.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: CNL Advisors and the Manager will pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement. The CNL Fund will not incur any expenses in connection with the Reorganization.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the CNL Fund do not approve the Plan, the CNL Fund will not be reorganized into the AB Fund. The CNL Board will meet to consider other alternatives, such as liquidation of the CNL Fund.

Question: How do I vote my shares?

Answer: You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question: Who do I call if I have questions?

Answer: If you have any questions about the proposal or the proxy card, please do not hesitate to call CNL Advisors at (866) 745-3797.

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COMBINED PROXY STATEMENT AND PROSPECTUS

January 22, 2010

FOR THE REORGANIZATION OF

CNL Global Real Estate Fund,

the sole series of The CNL Funds

450 South Orange Avenue
Orlando, FL 32801

(866) 745-3797

INTO

American Beacon Global Real Estate Fund,

a series of American Beacon Funds

4151 Amon Carter Boulevard, MD 2450
Fort Worth, Texas 76155
(817) 967-3509

_________________________________________

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “CNL Board”) of The CNL Funds (the “CNL Trust”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the CNL Global Real Estate Fund, the sole series of the CNL Trust (the “CNL Fund”), managed by CNL Fund Advisors Company (“CNL Advisors”), at the principal executive offices of the CNL Trust located at 450 South Orange Avenue Orlando, FL 32801, Thursday, February 22, 2010, at 10:00 a.m. Eastern time. At the Special Meeting, shareholders of the CNL Fund will be asked:

1.     To approve an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the transfer of all of the assets of the CNL Fund to the American Beacon Global Real Estate Fund (the “AB Fund”), a newly created series of American Beacon Funds (the “AB Trust”), in exchange for:

     (a) Investor Class and Y Class shares of the AB Fund equal in number and value to the CNL Fund’s Class A and Institutional Class Shares, respectively, which will be distributed pro rata by the CNL Fund to the holders of its shares in complete liquidation of the CNL Fund as follows:

CNL Global Real Estate Fund	à	American Beacon Global Real Estate Fund
Class A Shares	à	Investor Class shares
Institutional Class Shares	à	Y Class shares

     (b) the AB Fund’s assumption of all of the liabilities of the CNL Fund (collectively, the “Reorganization”); and

2.     To transact any other business as may properly come before the Special Meeting or any adjournments thereof.

This Proxy Statement sets forth the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information relating to the AB Fund and the Proxy Statement is set forth in the AB Fund’s Statement of Additional Information dated January 22, 2010, which also is incorporated by this reference into the Proxy Statement. The Statement of Additional Information is included as Part B to the Proxy Statement. Additional information about the AB Fund has been filed with the Securities and Exchange Commission (the “SEC”) and is available upon request and without charge by writing to the AB Fund or by calling (800) 658-5811. The CNL Fund expects that the Proxy Statement will be mailed to shareholders on or about January 28, 2010.

The CNL Fund is the sole series of the CNL Trust, an open-end management investment company registered with the SEC and organized as a Delaware statutory trust. The AB Fund is a newly created series of the AB Trust, an open-end management investment company registered with the SEC and organized as a Massachusetts business trust.

The following documents have been filed with the SEC and are incorporated by this reference into this Proxy Statement, which means that these documents are considered legally to be part of the Proxy Statement:

?     Prospectus and Statement of Additional Information of the CNL Fund, each dated April 30, 2009; and

?     Semi-Annual Report to Shareholders of the CNL Fund, dated June 30, 2009 and Annual Report to Shareholders of the CNL Fund, dated December 31, 2008.

The CNL Fund’s Prospectus dated April 30, 2009 and Annual Report to Shareholders for the fiscal year ended December 31, 2008, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to the CNL Trust, through the internet at www.thecnlfunds.com, or by calling (866) 745-3797.

Because the AB Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the AB Fund at this time.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the AB Fund involves investment risk, including the possible loss of principal.

TABLE OF CONTENTS

I.	PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION			1
	A.	OVERVIEW		1
	B.	REASONS FOR THE REORGANIZATION		1
	C.	CNL BOARD CONSIDERATIONS		2
	D.	COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS		4
	E.	COMPARISON OF PRINCIPAL RISKS		11
	F.	COMPARISON OF THE FUNDS’ INVESTMENT RESTRICTIONS AND LIMITATIONS		11
	G.	COMPARISON OF FEES AND EXPENSES		18
	H.	PERFORMANCE INFORMATION		21
	I.	COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION PROCEDURES		23
	J.	KEY INFORMATION ABOUT THE PROPOSAL		24
		1.	SUMMARY OF THE PROPOSED REORGANIZATION	24
		2.	DESCRIPTION OF THE AB FUND’S SHARES	25
		3.	FEDERAL INCOME TAX CONSEQUENCES	25
		4.	COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS	24
		5.	CAPITALIZATION	28
	K.	ADDITIONAL INFORMATION ABOUT THE AB FUND		28
		1.	INVESTMENT ADVISER AND SUB-ADVISER	28
		2.	OTHER SERVICE PROVIDERS	29
		3.	TAX CONSIDERATIONS	30
		4.	PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	30
II.	VOTING INFORMATION			30
	A.	RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED		30
	B.	HOW TO VOTE		30
	C.	PROXIES		31
	D.	QUORUM AND ADJOURMENTS		31
	E.	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”		31
	F.	SOLICITATION OF PROXIES		32
III.	OTHER INFORMATION			32
	A.	OTHER BUSINESS		32
	B.	NEXT MEETING OF SHAREHOLDERS		32
	C.	LEGAL MATTERS		32
	D.	INFORMATION FILED WITH THE SEC		33
APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION				A-1
APPENDIX B OWNERSHIP OF SHARES OF THE CNL FUND				B-1
APPENDIX C VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE AB FUND				C-1
APPENDIX D FINANCIAL HIGHLIGHTS OF THE AB FUND				D-1

I.     PROPOSAL – TO APPROVE THE AGREEMENT AND
    PLAN OF REORGANIZATION AND TERMINATION

A.     OVERVIEW

     The CNL Board, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the CNL Trust, proposes that the CNL Fund reorganize into the AB Fund and that each CNL Fund shareholder become a shareholder of the AB Fund, pursuant to the Plan attached to this Proxy Statement as Appendix A. The CNL Board considered the Reorganization at its regularly scheduled meeting held on November 19, 2009. The CNL Board believes that the Reorganization is in the best interests of the CNL Fund and its shareholders.

     In order to reorganize the CNL Fund into a series of the AB Trust, a substantially similar fund, referred to as the “AB Fund,” has been created as a new series of the AB Trust. If the shareholders of the CNL Fund approve the Plan, the Reorganization will have three primary steps:

     *     First, the CNL Fund will transfer all of its assets to the AB Fund in exchange solely for Investor Class and Y Class shares of the AB Fund and the AB Fund’s assumption of all of the CNL Fund’s liabilities;

     *     Second, each holder of the CNL Fund will receive a pro rata distribution of the AB Fund’s Investor and/or Y Class Shares, as the case may be; and

     *     Third, the CNL Fund will be liquidated and the CNL Trust will be dissolved.

     Approval of the Plan will constitute approval of the transfer of the CNL Fund’s assets, the assumption of its liabilities, the distribution of the AB Fund’s Investor and Y Class shares, and liquidation of the CNL Fund and dissolution of the CNL Trust. The Investor and Y Class shares issued in connection with the Reorganization will have an aggregate net asset value equal to the net value of the assets that the CNL Fund transferred to the AB Fund, less the CNL Fund’s liabilities that the AB Fund assumes. The value of a Fund shareholder’s account with the AB Fund immediately after the Reorganization will be the same as the value of such shareholder’s account with the CNL Fund immediately prior to the Reorganization. No sales charge or fee of any kind will be charged to the CNL Fund’s shareholders in connection with the Reorganization.

     The CNL Trust believes that the Reorganization will constitute a tax-free transaction for federal income tax purposes. The CNL Trust and the AB Trust will receive an opinion from tax counsel to the AB Trust substantially to such tax treatment and effect. Therefore,, shareholders should not recognize any gain or loss on their CNL Fund shares for federal income tax purposes as a direct result of the Reorganization.

B.     REASONS FOR THE REORGANIZATION

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with CNL Fund to the American Beacon Family of Funds. Reconstituting the CNL Fund as a series of American Beacon has the potential to expand the distribution network and increase the investment portfolio’s assets, as the AB Trust has access to greater resources and distribution channels than does the CNL Trust.

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The Reorganization will shift management oversight responsibility for the CNL Fund from CNL Advisors to American Beacon Advisors, Inc. (the “Manager”). By engaging CB Richard Ellis Global Real Estate Securities, LLC (the “Sub-Adviser”), the current sub-adviser to the CNL Fund, the Manager will provide continuity of the portfolio management team that has been responsible for the CNL Fund’s performance record since its inception in 2007.The portfolio managers of the Sub-Adviser who are primarily responsible for the day-to-day portfolio management of the CNL Fund will remain the same. The investment objective and strategies of the AB Fund will be substantively identical to those of the CNL Fund. The AB Fund’s investment limitations are very similar to those of the CNL Fund; however, the AB Fund limitations are in line with current limitations of the other American Beacon Funds. CNL Advisors recommends that the CNL Fund be reorganized as a series of the AB Trust.

     The Manager will provide continuity of the other services currently provided to the CNL Fund. Foreside Fund Services, LLC (“Foreside”) is the distributor and principal underwriter of the CNL Fund’s shares and will continue to serve as the distributor and principal underwriter of the AB Fund’s shares. The Manager will engage Foreside to provide sub-administrative services in connection with the marketing and distribution of shares of the AB Fund. State Street Bank and Trust Company (“State Street”), the custodian and accountant for the CNL Fund, will continue to provide custody and accounting services to the AB Fund. The Manager will provide administration services for the AB Fund; State Street currently provides administration services for the CNL Fund. Foreside will terminate its agreement with CNL Securities Corp., presently serving Foreside as a National Sales and Marketing Agent.

The Reorganization will not result in any increase in the overall gross or net expense ratios, nor in any increase in the advisory fees payable by the AB Fund over those expense ratios and advisory fees currently incurred by the CNL Fund. The AB Fund will charge a 2.00% fee on the proceeds of its shares that are redeemed within 90 days of their purchase compared to a 1.00% redemption fee on the shares of the CNL Fund redeemed within 75 calendar days of purchase. The front-end and contingent deferred sales charges currently applicable to Class A Shares of the CNL Fund will be permanently eliminated, as Investor Class shares of the AB Fund will be offered on a no-load basis. Historically, the cost of investing in mutual funds associated with the AB Trust has been below the average of other mutual funds with comparable objectives. This is due to the AB Trust’s large asset base and cost-efficient fund management operations.

C.     CNL BOARD CONSIDERATIONS

     CNL Advisors proposed, and the CNL Board considered, the Reorganization at in-person meetings of the CNL Board held on September 24, 2009 and November 19, 2009. The CNL Board also met in-person on November 4, 2009 with executives and other legal and compliance personnel of the Manager to further discuss the Reorganization. Based upon its evaluation of the relevant information presented to it at these meetings, and in light of its fiduciary duties under federal and state law, the CNL Board, including all trustees who are not “interested persons” of the CNL Trust under the 1940 Act, determined that the Reorganization is in the best interests of the CNL Fund and its shareholders.

     In approving the proposed Reorganization, the CNL Board carefully considered alternative reorganization options with other fund complexes as well as various other alternatives for the CNL Fund that were identified by CNL Advisors, which are described below. The Board noted that the CNL Fund assets have not achieved economies of scale since its inception in late 2007 despite significant sales efforts. The Board noted further that, as a result, the CNL Fund may not be able to achieve economies of scale unless it can be combined with another fund. The CNL Board considered the terms of the Reorganization and determined that the Reorganization would provide shareholders with the options of (i) transferring their investment to a similar fund on a tax-free basis in the Reorganization or (ii) redeeming their investment in the CNL Fund, which may have tax consequences for them. The Board noted that

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liquidating and terminating the CNL Fund would provide shareholders with only one option that may have adverse tax consequences for them.

     The CNL Board considered the following additional matters, among others, in approving the Reorganization:

     The Terms and Conditions of the Reorganization. The CNL Board considered the terms of the Plan, and, in particular, (1) the requirement that the transfer of the assets of the CNL Fund’s Class A and Institutional Class Shares be in exchange for Investor Class and Y Class shares, respectively, of the AB Fund and (2) the AB Fund’s assumption of all known liabilities of the CNL Fund. The CNL Board also took note of the fact that no sales charges would be imposed in connection with the Reorganization. The CNL Board also noted that the Reorganization would be submitted to the CNL Fund’s shareholders for approval.

     Strong Similarity of Investment Objectives, Policies and Restrictions and Continuity of Sub-Adviser. The CNL Board considered that the investment objective and strategies of the CNL Fund and the AB Fund (each sometimes referred to herein as a “Fund”) are substantively similar.  The investment limitations of the CNL Fund have been harmonized and reworded by the AB Fund to be conformed with the current limitations in the AB Fund complex.  A strong consideration was that the similarity of investment strategy, together with the continuation of the Sub-Adviser, provided a continuation of portfolio management expertise not otherwise available to mutual fund investors.

     Expenses Relating to Reorganization. The CNL Board noted that the CNL Advisors and the Manager will bear the costs associated with the Reorganization, Special Meeting, and solicitation of proxies, including the expenses associated with preparing and filing the registration statement that includes this Proxy Statement and the cost of copying, printing and mailing proxy materials.

     Relative Expense Ratios and Continuation of Cap on Expenses. The CNL Board reviewed information regarding comparative expense ratios (current and pro forma expense ratios are set forth in the “Comparison of Fees” section below) which indicated that the gross and net total annual operating expense ratios for the AB Fund would be equal to or less than the gross and net total operating expense ratios of the CNL Fund. The Board considered the fact that the Manager would contractually agree to waive through at least April 30, 2011 the advisory fee payable by the AB Fund and/or reimburse expenses of the AB Fund in order that the total annual operating expense ratios of Investor Class and Y Class of the AB Fund would not exceed 1.80% and 1.55%, respectively, which equal the expense caps currently in place for the corresponding share classes of the CNL Fund.

     Economies of Scale. The CNL Board considered the potential of the AB Fund to experience economies of scale as a result of its being a series of the AB Trust because certain fixed costs, such as legal, accounting, shareholder services and trustee expenses, would be spread over a larger fund complex. The CNL Board concluded that the structure would benefit shareholders as the AB Fund grows.

     Distribution and Service Fees. The CNL Board considered the fund distribution capabilities of the Manager and its affiliates and the commitment to distribute the AB Fund. The CNL Board further considered that the distribution and services under Rule 12b-1 of the 1940 Act (“Rule 12b-1”) fees currently applicable to Class A shares of the CNL Fund will not apply to the Investor Class shares of the AB Fund but that the Investor Class will have a 0.375% service fee – if those shares are exchanged for Investor Class shares of the AB Fund in connection with the Reorganization. The CNL Board also considered that a 0.10% service fee will apply to Institutional Class Shares of the CNL Fund if those shares are exchanged for Y Class shares of the AB Fund in connection with the Reorganization.

     The Experience and Expertise of the Investment Adviser and Sub-Adviser. The CNL Board considered the following information regarding the Manager: (i) the Manager is an experienced provider

3

of investment advisory services to institutional and retail markets, with over $14 billion mutual fund and $41 billion overall assets under management; (ii) since 1986, the Manager has offered a variety of services and products, including corporate cash management, separate account management, and mutual funds; and (iii) the Manager serves retail clients as well as defined benefit plans, defined contribution plans, foundations, endowments, corporations, and other institutional investors. The CNL Board also considered that there currently are 17 series of the AB Trust, substantially all of which are low-cost, no-load mutual funds open to institutional investors, retirement accounts such as IRAs, and individual investors.

     The CNL Board considered that the Sub-Adviser to the CNL Fund, a subsidiary of CB Richard Ellis Group, Inc., one of the world’s largest publicly held commercial real estate services firms (in terms of 2008 revenues), would continue to provide sub-advisory services to the AB Fund. The CNL Board noted that the Sub-Adviser’s principals have an average of fourteen years of investment experience related to the investment management of listed domestic and global real estate securities portfolios.

     Tax Consequences. The CNL Board considered that the Reorganization is expected to be free from federal income tax consequences.

     Other Alternatives. The CNL Board considered several alternatives to the Reorganization that were identified by CNL Advisors. These alternatives included, among others, removing the expense caps or raising the advisory fee of the CNL Fund to enable CNL Advisors to reduce its losses and, ideally, achieve a profit in managing the CNL Fund; migrating the CNL Fund to an umbrella type mutual fund service platform that may lower the Fund’s operating expenses; liquidating the CNL Fund and substituting the Sub-Adviser as the principal adviser of the CNL Fund. After considering the merits and viability of these other alternatives, the CNL Board concluded that these and other possible alternatives were less desirable than the Reorganization because they either resulted in either increased fund expenses, a taxable transaction to shareholders or were otherwise not viable alternatives or did not address the Fund’s lack of economies of scale.

     Based on the foregoing and additional information presented at the CNL Board meetings discussed above, the CNL Board determined that the Reorganization is the best alternative for the CNL Fund at this time and is in the best interests of the CNL Fund and its shareholders. The CNL Board approved the Reorganization, subject to approval by shareholders of the CNL Fund and the solicitation of the shareholders of the CNL Fund to vote “FOR” the approval of the Plan, which is attached to this Proxy Statement in Appendix A.

D.     COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES OF THE FUNDS

The CNL Fund and the AB Fund have identical investment objectives and strategies, which are presented in the table below.

     The AB Fund has been created as a shell series of the AB Trust solely for the purpose of the acquiring the CNL Fund’s assets and continuing its business investment strategy, and will not conduct any investment operations until after the closing of the Reorganization. The Manager has reviewed the CNL Fund’s current portfolio holdings and determined that those holdings are compatible with the AB Fund’s investment objectives and policies. As a result, the Manager believes that, if the Reorganization is approved, all or substantially all of the CNL Fund’s assets will be transferred to and held by the AB Fund.

4

	CNL Fund	AB Fund
Investment Objective

The Fund seeks to achieve a high total return through a combination of current income and capital appreciation. There are no guarantees this objective will be met.

The Fund’s investment objective and principal investment strategies are “non-fundamental,” which means they may be changed with the approval of the Board of Trustees of the Trust and without shareholder approval.

Same.
Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity and equity related securities issued by real estate and real estate-related companies. The Fund considers a company to be a real estate or real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate or whose products or services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue mortgages. Such companies include real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”). A REIT qualified under the U.S. tax code is a real estate company that pools funds for investment primarily in income-producing real estate or in real estate-related loans (such as mortgages) or other interests. A U.S.-qualified REIT is not taxed on income and gains distributed to its shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. Real estate companies in other countries may have similar features to U.S.-qualified REITs; however the specific characteristics and regulations for REIT-like companies may not be identical to those of U.S.-qualified REITs.

The securities in which the Fund invests will principally include common stock, preferred stock, and convertible debt issued by real estate and real estate-related companies located primarily in North America, Europe, and the Asia Pacific region. It is anticipated that the Fund will

Same except added development to the list of companies that may be considered a “real estate” company.

5

CNL Fund	AB Fund

give particular investment consideration to equity securities traded on major exchanges in the following sub-regions: United States, Canada, United Kingdom, Continental Europe, Japan, Hong Kong, Singapore, and Australia/New Zealand. The number of sub-regions may be expanded in the future. Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable by the investment adviser, in which case the Fund would invest at least 30%) in equity securities issued by real estate and real estate-related companies organized or located outside the Unites States or doing a substantial amount of business outside the United States. The Fund will allocate its assets among no less than three different countries. The Fund may invest up to 15% of its total assets in equity securities that are traded on the major stock exchanges located in emerging markets.

The Fund may invest in securities of small-, mid- and large-sized real estate or real estate-related companies. The Fund seeks to limit risk through various controls, such as diversifying the portfolio property types and geographic areas as well as by limiting the size of any one holding. The Fund will limit the maximum holding of the issued capital of any individual company to no more than 10% of the Fund’s assets.

The Fund ’s investment adviser seeks to construct a portfolio with return and risk characteristics similar to the FTSE EPRA/NAREIT Global Real Estate Index Series (the “benchmark”). The benchmark is designed to track the performance of listed real estate companies and REITs worldwide. The investment adviser uses the benchmark as a guide in structuring and designing the Fund’s portfolio, but the Fund is not an index fund.

The Fund typically maintains a portion of its assets in cash or cash equivalents to meet redemption requests, pay Fund expenses or satisfy other liquidity needs. These assets may be invested in overnight or short-term investment vehicles.

6

CNL Fund	AB Fund

According to the stated investment objective and principal investment strategies of the Fund, the Sub-Adviser uses fundamental real estate analysis and quantitative securities analysis to select investments in REITs, REOCs and other real estate and real estate-related companies that the Sub-Adviser believes are attractively valued relative to comparable real estate and real estate-related companies. The Sub-Adviser will seek to identify real estate and real estate-related securities that are deemed to be under-valued relative to other permissible investment opportunities. The Sub-Adviser utilizes its proprietary global allocation model, the Sub-Regional Ranking Matrix, along with its proprietary global valuation model, VISTA, to seek to determine those global sub-regions, countries and companies that the Sub-Adviser believes offer stronger relative risk-adjusted returns over the medium term.

The Sub-Adviser may consider selling or reducing the Fund’s position in a security if, among other things, it believes:

•     the reward/risk ratio of the security is unattractive;

•     the reward/risk ratio of the security is unattractive compared to a candidate company or a more attractively valued existing holding;

•     the long-term investment outlook for the company is unattractive relative to other investment alternatives;

•     or the company’s fundamentals have deteriorated in a material or long-term manner.

In general, a security is sold when the Sub-Adviser believes that its relative risk-return characteristics are not attractive relative to other permissible investments over an 18- to 36-month investment horizon. The Sub-Adviser may sell a security when the investment rationale for owning the stock no longer holds, whether it is due to valuation, strategy, management changes or

7

CNL Fund	AB Fund

conflict issues, capital structure changes, or any other reason which alters the investment case. The Sub-Adviser applies the sell discipline in the context of optional availability of alternative investments and the relativity of risk-return characteristics.

Temporary Defensive Strategy

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Same.
More About the Investment Strategies of the Funds

Equity Securities.  The Fund may invest in equity securities other than common stocks. Other types of equity securities the Fund may acquire include preferred stocks, securities that are convertible into common stocks and readily marketable securities, such as rights and warrants, which derive their value from common stock.

Same.

Foreign Securities and Depositary Receipts. The Fund will invest in foreign securities. The Fund may invest up to 15% of its total assets in securities of real estate or real estate-related companies that are traded on the major stock exchanges in emerging markets. The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or other similar instruments. ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are receipts issued by a European financial institution evidencing an arrangement similar to that of ADRs. EDRs, in bearer form, are designed for use in the European securities markets. The Fund invests in depositary receipts in order to obtain exposure to foreign securities markets. For purposes of the Fund’s

Same.

8

CNL Fund		AB Fund
investment policies, the Fund’s investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Foreign Currencies.  In connection with its investments in securities of foreign companies, the Fund may from time to time hold various foreign currencies pending investment in foreign securities or conversion into U.S. dollars. The value of the assets of the Fund as measured in U.S. dollars may therefore be affected favorably or unfavorably by changes in currency exchange rates.

Same.

Options and Futures Contracts.  Options and futures contracts are types of derivative instruments. They “derive” their value from an underlying security, index or other financial instrument. The use of options and futures permits the Fund to increase or decrease the level of risk associated with its investments or to change the character of that risk. Options and futures contracts trading is a highly specialized activity that entails greater than ordinary investment risks.

The Fund may write covered call options, buy put options, buy call options and write put options on particular securities or various indices. The Fund also may invest in futures contracts and options on futures contracts. The Fund may make these investments for the purpose of protecting its assets (this is known as “hedging”) or to generate income.

Same.
Investment Adviser	CNL Fund Advisors Company	American Beacon Advisers, Inc.
Investment Sub-Adviser	CB Richard Ellis Global Real Estate Securities, LLC	Same.
Portfolio Managers

Jeremy Anagnos, Steve Carroll, and William Morrill of the Sub-Adviser serve as the Fund’s portfolio managers and share responsibilities for the day-to-day management of the Fund’s investment portfolio. Mr. Anagnos, Mr. Carroll, and Mr. Morrill have 62 years of combined experience with investment management firms specializing in domestic and global real estate securities, and 40 years of combined experience

Same. In addition:

William F. Quinn and Wyatt L. Crumpler will lead the Manager’s portfolio management team that has joint responsibility for the day-to-day management of the Fund. Mr. Quinn and Mr. Crumpler

9

CNL Fund	AB Fund

serving in the capacity as portfolio managers of listed U.S. domestic and global real estate securities accounts and they are responsible for managing the Sub-Adviser’s Global REIT Team.

Jeremy Anagnos has served as portfolio manager of the Fund since its inception. Together with Mr. Carroll, Mr. Anagnos has served as Co-Chief Investment Officer (“CCIO”) and Managing Director of the Sub-Adviser since 2004. Prior to that, Mr. Anagnos was the head of Real Estate Equities Research at Deutsche Bank in London from 2000-2004. He was an Assistant Portfolio Manager working with Mr. Carroll in Europe and a REIT Analyst in the United States at LaSalle Investment Management (Securities) (“La Salle”) from 1997 through 2000. Mr. Anagnos has a degree in Finance from Boston College and holds the Chartered Financial Analyst designation. Mr. Anagnos is primarily responsible for selecting and managing the securities of European companies in the Fund’s portfolio. Mr. Anagnos has 11 years of experience in the field of real estate securities investment management and 6 years as a portfolio manager of listed real estate securities accounts.

Steve Carroll has served as portfolio manager of the Fund since its inception. Together with Mr. Anagnos, he has served as CCIO and Managing Director of the Sub-Adviser since 2004. Prior to that, Mr. Carroll was employed by LaSalle from 1994 through 2004, and served as LaSalle’s Global Portfolio Manager, Regional Portfolio Manager-Europe, and Senior Analyst-U.S. Mr. Carroll is a Certified Public Accountant licensed in the State of California. He graduated from the University of California, Los Angeles with a B.A. degree in Economics and he currently serves as Chairman of the North American Index Committee for the FTSE EPRA/NAREIT Global Developed Real Estate Index. He also is a member of NAREIT (National Association of Real Estate Investment Trusts). Mr. Carroll is primarily responsible for selecting and managing the securities of Asia Pacific companies in the Fund’s portfolio. Mr. Carroll has 15 years of experience in the field of real estate securities investment management and 10 years as a are responsible for developing the Fund’s investment program and recommending sub-advisors to the Fund’s Board. In addition, Mr. Quinn and Mr. Crumpler oversee the sub-advisors, review each sub-advisor’s performance and allocate the Fund’s assets among the sub-advisors and the Manager, as applicable.

Mr. Quinn is Executive Chairman of the Manager and has served on the portfolio management team almost continuously since 1987. Mr. Crumpler joined the Manager in January 2007 as Vice President of Asset Management and a member of the portfolio management team. From January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Prior to that time, he was Director of IT Strategy and Finance for American Airlines, Inc.

10

CNL Fund	AB Fund

portfolio manager of listed real estate securities accounts.

William Morrill has served as portfolio manager of the Fund since its inception. Mr. Morrill has served as Managing Director of the Sub-Adviser and Chairman of the Sub-Adviser’s Global Securities Advisory Committee since late 2006. Between 2004 and 2006, Mr. Morrill served as portfolio manager to Brown Investment Advisory & Trust Company. Prior to joining Brown in 2003, Mr. Morrill was a Managing Director and Chief Executive Officer of LaSalle (1995-2003), and was the head of the real estate securities operations of its predecessor company (1985-1995). Mr. Morrill has a B.A. from Johns Hopkins University and a Masters of Business Administration from Harvard Business School. Mr. Morrill is primarily responsible for selecting and managing the securities of North American companies in the Fund’s portfolio. Mr. Morrill has 27 years of experience in the field of real estate investment management and 24 years as a portfolio manager of listed real estate securities accounts.

E.     COMPARISON OF PRINCIPAL RISKS

Risk is the chance that you will lose money on your investment or that it will not earn as much as you expect. In general, the greater the risk, the more money your investment can earn for you and the more you can lose. Like other investment companies, the value of each Fund’s shares may be affected by its investment objectives, principal investment strategies and particular risk factors. The principal risks of investing in the Funds are discussed below. However, other factors may also affect each Fund’s net asset value. There is no guarantee that a Fund will achieve its investment objectives or that it will not lose principal value.

The main risks of investing in the Funds are substantially similar, as the investment objectives and strategies of the Funds are identical. In its registration statement, the AB Fund has included additional risk disclosures and revised certain risk disclosures to clarify for shareholders the principal risks of investing in the Funds.

Market Risk

Since the Fund invests most of its assets in stocks, it is subject to stock market risk. Market risk involves the possibility that the value of the Fund’s investments in stocks of a particular country will decline due to drops in that country’s stock market. In general, the value of the Fund will move in the same direction as the international stock markets in which it invests, which will vary from day to day in

11

response to the activities of individual companies, as well as general market, regulatory, political and economic conditions of that country.

Risks of Concentrating in the Real Estate Industry

The Fund invests primarily in real estate and real estate-related companies and, therefore, adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding and space over-supply conditions, increased competition among competing real estate property owners and other risks related to local or general economic and business conditions, increases in operating costs and property taxes, changes in zoning laws, acts of terrorism and war, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rental rates and fluctuations in rental income due to lease terminations or expirations. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund’s investment in real estate securities. Rising interest rates may drive up mortgage and financing costs and hinder real estate construction activity, which may negatively impact the securities that the Fund owns. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers, including the issuer of the real estate security. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund’s portfolio. The Fund will indirectly bear a proportionate share of a REIT’s on-going operating fees and expenses, which may include management, operating and administrative expenses in addition to the expenses of the Fund. In addition, U.S.-qualified REITs are subject to the possibility of failing to (a) qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”) and (b) maintain exemption eligibility from the investment company registration requirements.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since small and medium-sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs, and earnings.

Foreign Investing Risk

Overseas investing carries potential risks not associated with domestic investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, (6) increased price volatility, (7) the possibility of expropriation or confiscatory taxation, limitations on the removal of cash assets, and difficulty in obtaining or enforcing court judgments, and (8) delays in transaction settlement in some foreign markets.

Emerging Markets Risk

The Fund may invest in securities of issuers located in countries with emerging economies and/or securities markets. Numerous emerging market countries have experienced serious, and frequently continuing, economic and political problems. Emerging market countries have experienced substantial

12

rates of inflation and, in some cases, related currency devaluations. Stock markets in many emerging market countries generally are relatively small and present risks associated with political or social instability and diplomatic developments, low liquidity, high trading costs, restrictions imposed under emergency conditions, and the limited ability to invest in listed companies and, importantly, withdraw assets from them.

Market Timing Risk

Because the Fund invests in foreign securities, it is particularly subject to the risk of market timing activities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s determination of its net asset value. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the investment adviser monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Recent Market Events

     Recent turbulence in financial markets and reduced liquidity in credit and fixed income markets may negatively affect issuers worldwide which may have an adverse effect on the Fund.

F.     COMPARISON OF THE FUNDS’ INVESTMENT RESTRICTIONS AND
         LIMITATIONS

The investment restrictions and limitations of the Funds are substantively similar, except that the investment limitations of the AB Fund differ from those of the CNL Fund to the extent necessary to harmonize them with the investment limitations of other American Beacon Funds. Unlike the CNL Fund, the AB Fund is expressly permitted to operate as a feeder fund in a master-feeder investment structure.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of Fund shares will not be considered a violation of the limitation.

A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares are present or represented. A non-fundamental limitation may be changed by the Board of Trustees without shareholder approval.

All of the investment policies noted in the table below are fundamental limitations, which cannot be changed by the Board of Trustees without affirmative shareholder approval as described above. The AB Fund, however, has sought to harmonize the fundamental investment limitations of the CNL Fund with those of the other funds in the AB Fund complex. Although the wording appears different, the fundamental investment limitations of the CNL Fund and the AB Fund are substantially similar. Notwithstanding any other limitation on investments in other investment companies, however, the AB Fund, unlike the CNL Fund, is expressly permitted to operate as a feeder fund in a master-feeder investment structure. Each investment limitation may be found in the respective Statements of Additional Information (“SAIs”) of the CNL Fund and the AB Fund.

13

Fundamental Investment Policies
Policy	CNL Fund	AB Fund	Differences
Diversification

The Fund may not, with respect to 75% of its assets, purchase securities of any issuer (other than a U.S. Government Security or security of an investment company) if, as a result: (1) more than 5% of the Fund’s total assets would be invested in the securities of that issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a that issuer.

The Fund may not invest more than 10% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

The AB Fund policy is more restrictive than the CNL Fund in that the AB Fund may not invest more than 10% in any one issuer as opposed to the 5% limit on the CNL Fund with respect to 75% of its assets.

Industry Concentration

The Fund may not purchase a security if, as a result, more than 25% of the Fund’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry, except that the Fund will invest at least 25% of the value of its total assets in securities issued by real estate and real estate-related companies (in which the Fund intends to concentrate). For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities.

The Fund may not invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipalities and their agencies and authorities are not deemed to be industries; and (iii) this limitations does not apply to securities issued by real estate and real estate-related companies (in which the Fund intends to concentrate).

No material difference.

14

Fundamental Investment Policies
Policy	CNL Fund	AB Fund	Differences
Senior Securities	The Fund may not issue senior securities except as permitted by the 1940 Act.	The Fund may not issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.	No material difference except that the AB Fund limitation is more explicit as to what guidance may be provided under the 1940 Act.
Borrowing	The Fund may not borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund’s total assets.

The Fund may not borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

The AB Fund may borrow money pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral.

Underwriting	The Fund may not underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

No material difference.
Real Estate	The Fund may not purchase or sell real estate, except that the Fund may invest in (i) securities directly or	The Fund may not purchase or sell real estate or real estate limited partnership interests, provided, however,	No material difference.

15

Fundamental Investment Policies
Policy	CNL Fund	AB Fund	Differences

indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein or (ii) securities of issues that deal in real estate or are engaged in the real estate business, including real estate investment trusts. The Fund may hold real estate and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

that the Fund may invest in REITS, REOCS and securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Fund’s prospectus. The Fund may hold real estate and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

Commodities

The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

The Fund may not invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

No material difference.

16

Fundamental Investment Policies
Policy	CNL Fund	AB Fund	Differences
Loans

The Fund may not make loans to other parties, except as permitted by the 1940 Act. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

The Fund may not lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

The AB Fund may make loans pursuant to a rule, order or interpretation issued by the SEC or its staff.
Other Investment Companies	None.

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The CNL Fund has the following non-fundamental policy: The CNL Fund may not invest in the securities of any investment company except to the extent permitted by the 1940 Act.

17

The CNL Fund has adopted the following investment limitations that may be changed by the Board of Trustees without shareholder approval.

Non-Fundamental Investment Policies
Policy	CNL Fund	AB Fund	Differences
Margin and Short Sales

The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales “against the box”), and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

The Fund may not purchase securities on margin, except that the Fund may use short-term credit for the clearance of the Fund’s transactions, and provided that initial and variation margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

The Fund may not purchase securities on margin or effect short sales, except that (i) the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

No material difference.
Restricted Securities, Illiquid Securities and Securities Not Readily Marketable

The Fund may not invest more than 15% of its net assets in illiquid assets such as: (1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the

		The Fund may not invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days.	The CNL Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.

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Non-Fundamental Investment Policies
Policy	CNL Fund	AB Fund	Differences

securities to the public without registration under the 1933 Act that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board of Trustees.

Control of Portfolio Companies

The Fund may not make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

		None.	The AB Fund does not have a corresponding limitation.

G.     COMPARISON OF FEES AND EXPENSES

The tables below describe the fees and expenses that you pay if you buy and hold Class A or Institutional Class Shares of the CNL Fund and the pro forma fees and expenses that you may pay if you buy and hold Investor Class or Y Class shares of the AB Fund after giving effect to the Reorganization. Expenses for each Fund are based on the operating expenses incurred by the CNL Fund and estimated to have been incurred by the Investor Class shares and Y Class shares of the AB Fund as of the semi-annual period ended June 30, 2009. The pro forma fees and expenses for the Investor Class and Y Class shares of the AB Fund assume that the Reorganization had been in effect for the same period. The Manager has contractually agreed to cap Fund expenses through February 28, 2011, to the extent that total annual fund operating expenses of the Investor Class and Y Class shares exceed the annual rate of 1.80% and 1.55% excluding taxes, interest, portfolio transaction expenses and other extraordinary expenses.

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Fees and Expenses	CNL Fund Class A	AB Fund Investor Class (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	5.75%(1)	None
Maximum Sales Charge (Load) Imposed On Re-invested Dividends	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	1.00%(2)	None
Redemption Fee	1.00%(3)	2.00%(4)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	0.55%
Distribution and/or Service (Rule 12b-1) Fees	0.25%	None(5)
Other Expenses	3.18%	1.22% (5)
Total Annual Fund Operating Expenses	4.43%	1.77%
Fee Waiver and Expense Reimbursement	(2.63)%	None
Net Expenses	1.80%	1.77%

(1)  There is no initial sales charge on purchases of Class A shares of the CNL Fund in amounts of $1 million or more.

(2) A contingent deferred sales charge (“CDSC”) is a one-time fee that may be charged at the time of redemption of shares of the CNL Fund. Under certain circumstances, if you redeem Class A shares within one year that were purchased with no initial sales charge as part of an investment of $1 million or more, then a 1.00% CDSC may apply.

(3)  Applies to shares of the CNL Fund redeemed within 75 calendar days of purchase. This fee does not apply to shares purchased through reinvested dividends or capital gain distributions, or to (i) shares held in certain omnibus accounts or retirement plans that cannot implement the fee or (ii) redemptions of shares through systematic withdrawal plans and certain life events.

(4) Applies to the proceeds of shares of the AB Fund that are redeemed within 90 days of their purchase. The fee does not apply to shares acquired through the reinvestment of dividends and distributions, systematic purchases and redemptions, shares redeemed to return excess IRA contributions, or certain transactions made within a retirement or employee benefit plan.

(5)  The Investor Class of the AB Fund has adopted a service plan pursuant to which the AB Fund will pay up to 0.375% per annum of its average daily net assets to the Manager for its activities or expenses primarily intended to result in or relate to the servicing of Investor Class shares of the AB Fund. This service fee is reflected in “Other Expenses.”

(6) CNL Advisors has contractually agreed to waive its fee and/or reimburse Class A shares Fund expenses to the extent that the total annual fund operating expenses exceed 1.80% through April 30, 2010. The Expense Limit excludes certain non-routine and other expenses or costs.

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Example

The Example below is intended to help you compare the cost of investing in Class A Shares of the CNL Fund with the cost of investing in Investor Class shares of the AB Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that the CNL Fund’s Total Annual Fund Operating Expenses and Net Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
CNL Fund – Class A (Pro forma)	$747	$1,614	$2,491	$4,726

AB Fund – Investor Class (Pro forma)	$180	$557	$959	$2,084

Fees and Expenses	CNL Fund Institutional Class	AB Fund Class Y (Pro forma)

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases	None	None
Maximum Sales Charge (Load) Imposed On Re-invested Dividends	None	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions	None	None
Redemption Fee	1.00%(1)	2.00%(2)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%	0.55%
Distribution and/or Service (Rule 12b-1) Fees	None	None
Other Expenses	3.18%	0.94% (3)
Total Annual Fund Operating Expenses	4.18%	1.49%
Fee Waiver and Expense Reimbursement	(2.63)%	None
Net Expenses	1.55%	1.49%

(1)  Applies to shares of the CNL Fund redeemed within 75 calendar days of purchase. This fee does not apply to shares purchased through reinvested dividends or capital gain distributions, or to (i) shares held in certain omnibus accounts or retirement plans that cannot implement the fee or (ii) redemptions of shares through systematic withdrawal plans and certain life events.

(2)  Applies to the proceeds of shares of the AB Fund that are redeemed within 90 days of their purchase. The fee does not apply to shares acquired through the reinvestment of dividends and distributions, shares acquired through payroll contributions to a retirement or employee benefit plan, shares redeemed to return

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excess IRA contributions, certain redemption transactions made within a retirement or employee benefit plan, or redemption transactions made within a “Qualified Wrap Program”.

(3)    The Y Class of the AB Fund has adopted a service plan pursuant to which the AB Fund will pay 0.10% per annum of its average daily net assets to the Manager for its activities or expenses primarily intended to result in or relate to the servicing of Y Class shares of the AB Fund. This service fee is reflected in “Other Expenses.”

(4)     CNL Advisors has contractually agreed to waive its fee and/or reimburse Institutional Class shares Fund expenses to the extent that the total annual fund operating expenses exceed 1.55% through April 30, 2010. The expense limits exclude certain non-routine and other expenses or costs.

Example

The Example below is intended to help you compare the cost of investing in Institutional Class Shares of the CNL Fund with the cost of investing in Y Class shares of the AB Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that the CNL Fund’s Total Annual Fund Operating Expenses and Net Expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
CNL Fund – Institutional Class (Pro forma)	$158	$1,030	$1,916	$4,196

AB Fund – Y Class (Pro forma)	$152	$471	$813	$1,779

H.     PERFORMANCE INFORMATION

     The AB Fund’s Investor Class and Y Class shares will adopt, respectively, the performance history of the CNL Fund’s Class A and Institutional Class Shares. The bar chart and the performance table below provide some indication of the risks of an investment in the AB Fund by showing the CNL Fund’s performance last year and by showing how the CNL Fund’s average annual returns compare with a broad measure of market performance. Of course, the CNL Fund’s past performance, before and after taxes, does not necessarily represent how the AB Fund will perform in the future. Updated performance information currently is available at www.thecnlfunds.com or by calling (866) 745-3797.

CNL Fund Class A Shares Year-By-Year Total Return

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During the period shown in the bar chart, the highest quarterly return was -2.31% (for the quarter ended March 31, 2008) and the lowest quarterly return was -29.56% (for the quarter ended December 31, 2008). The CNL Fund commenced investment operations on October 30, 2007.

AVERAGE ANNUAL TOTAL RETURN

For the periods Ended December 31, 2008	One Year	Since Inception (10/30/07)(1)
CNL Fund Class A Shares
Return Before Taxes	-45.91%	-47.32%
Return After Taxes on Distributions	-46.10%	-47.62%
Return After Taxes on Distributions and Sale of Fund Shares	-29.77%	-39.95%
CNL Fund Institutional Shares
Return Before Taxes	-45.66%	-47.09%
FTSE EPRA/NAREIT Global Real Estate Index (2) (Index reflects no deductions for fees, expenses or taxes)	-47.72%	-48.01%

(1)	Represents commencement date of investment operations (i.e., when the CNL Fund began to invest in accordance with its investment objective).

(2)	The FTSE EPRA/NAREIT Global Real Estate Index is an index that tracks the performance of listed real estate companies and REITs worldwide. Index returns do not reflect deductions for fees, expenses and taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns may not be relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or individual retirement account), or to investors that are tax-exempt.

Portfolio Turnover

     Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in larger Fund distributions of net realized capital gains and, therefore, higher taxes for shareholders whose Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. The CNL Fund’s portfolio turnover rate from January 1, 2009 through November 30, 2009 was 56% of the average value of its portfolio.

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I.     COMPARISON OF DISTRIBUTION AND PURCHASE AND REDEMPTION
        PROCEDURES

Foreside Fund Services, LLC (“Foreside”) is the CNL Fund’s distributor and principal underwriter. Foreside is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The CNL Fund has adopted distribution and service plans for its Class A shares under Rule 12b-1 of the 1940 Act. Rule 12b-1 fees are used to compensate the Distributor and third parties for services and expenses related to the sale and distribution of the CNL Fund’s shares and/or for providing shareholder services. Because Rule 12b-1 fees are paid out of the CNL Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Class A shares pay a 12b-1 fee at the annual rate of 0.25% of the average daily net assets of the CNL Fund. Institutional Class Shares of the CNL Fund do not pay any Rule 12b-1 fees.

Under a Distribution Agreement with the CNL Trust, Foreside acts as the CNL Fund’s agent in connection with the continuous offering of shares of the CNL Fund. Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Foreside continually distributes shares of the CNL Fund on a best efforts basis. Foreside has no obligation to sell any specific quantity of Fund shares. Foreside may enter into agreements with selected broker-dealers, banks or other financial institutions for distribution and/or servicing of shares of the CNL Fund. Pursuant to the Distribution Agreement, Foreside receives, and may reallow to broker-dealers, all or a portion of the sales charge paid by the purchasers of Class A shares of the CNL Fund. Foreside also may retain any portion of the distribution and/or shareholder servicing (Rule 12b-1) fees received from the CNL Fund that are not paid to financial intermediaries. Foreside has appointed CNL Securities Corp. as National Sales and Marketing Agent to assist Foreside in the promotion of the CNL Fund. This appointment will be terminated upon the completion of the Reorganization.

Foreside also will be the distributor and principal underwriter of the AB Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the series of the AB Trust.

The AB Fund’s Investor Class has adopted a Service Plan (the “Investor Class Plan”), which provides that the AB Fund’s Investor Class will pay up to 0.375% per annum of its average daily net assets to the Manager (or another entity approved by the Board of Trustees of the AB Trust (the “AB Board”). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the AB Fund’s “Other Expenses” in the Table of Fees and Expenses in this Proxy Statement, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Investor Class Plan. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Investor Class. The primary expenses expected to be incurred under the Investor Class Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

The AB Fund’s Y Class also has adopted a Service Plan (the “Y Class Plan”). The Y Class Plan provides that the AB Fund’s Y Class will pay 0.10% per annum of its average daily net assets to the Manager (or another entity approved by the AB Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Y Class shares including, but not limited to, payment of shareholder service fees and transfer agency or

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sub-transfer agency expenses. The fees, which are included as part of the AB Fund’s “Other Expenses” in the Table of Fees and Expenses in this Proxy Statement, will be payable monthly in arrears without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Y Class Plan. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Y Class. The primary expenses expected to be incurred under the Y Class Plan are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

Purchase and Redemption Procedures.

     Purchase Procedures. The purchase procedures for the CNL Fund and the AB Fund are similar. Investors may invest by contacting the Funds through the internet, through a broker or other financial institution who sells the Funds, or by mail, telephone or wire.

The minimum initial and subsequent investment amounts for the CNL Fund are different than the minimum amounts for the AB Fund. The minimum investment for Class A Shares of the CNL Fund is $2,000; The minimum investment for Investor Class shares of the AB Fund is $2,500. The minimum investment for Institutional Class Shares of the CNL Fund is $100,000; the minimum investment for Y Class shares of the AB Fund is $100,000. The front-end sales charge applicable to purchases of Class A Shares of the CNL Fund will not be applicable to purchases of Investor Class shares of the AB Fund.

     Redemption Procedures. The CNL Fund permits, and the AB Fund will permit, redemptions through the internet, by mail, wire, and telephone. The AB Fund will charge a 2.00% early redemption fee on the proceeds of its shares that are redeemed within 90 days of their purchase; a 1.00% redemption fee generally applies to shares of the CNL Fund redeemed within 75 calendar days of purchase. Your CNL Fund shares purchase date(s) will carry over to the AB Fund for purposes of determining whether or not an early redemption fee applies. The AB Fund early redemption fee of 2% will apply, if applicable to your particular situation.

Additionally, each Fund has also reserved the right to redeem shares “in kind.” Additional shareholder account information for the AB Fund is available in Appendix C to this Proxy Statement.

J.     KEY INFORMATION ABOUT THE PROPOSAL

The following is a summary of key information concerning the Reorganization. Keep in mind that more detailed information appears in the Plan, a copy of the form of which is attached to this Proxy Statement as Appendix A.

1.     SUMMARY OF THE PROPOSED REORGANIZATION

At the Special Meeting, the shareholders of the CNL Fund will be asked to approve the Plan to reorganize the CNL Fund into the AB Fund. The AB Fund is a newly organized fund that will commence operations upon consummation of the Reorganization. If the Plan is approved by the shareholders of the CNL Fund and the Reorganization is consummated, the CNL Fund will transfer all of its assets to the AB Fund in exchange solely for (1) the number of full and fractional Investor Class and Y Class shares of the AB Fund equal to the number of full and fractional Class A and Institutional Class shares, respectively, of the CNL Fund as of the close of business on the closing date referred to below (the Closing) and (2) the AB Fund’s assumption of all of the CNL Fund’s liabilities. Immediately thereafter, the CNL Fund will distribute the AB Fund shares to its shareholders, by the AB Trust’s transfer agent establishing accounts on the AB Fund’s share records in the names of those shareholders and transferring those AB Fund shares to those accounts, by class, in complete liquidation of the CNL Fund. As a result, each shareholder of the CNL Fund will receive Investor Class and/or Y Class shares of the AB Fund, as the case may be. The

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expenses associated with the Reorganization will not be borne by the CNL Fund’s shareholders; record of ownership will be held in book entry form only.

Until the Closing, shareholders of the CNL Fund will continue to be able to redeem their shares at the Net Asset Value (“NAV”) per share next determined after receipt by the CNL Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption or purchase of shares of the AB Fund received by the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the CNL Fund will be canceled on the books of the CNL Fund, and the share transfer books of the CNL Fund will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of the AB Fund that they receive in the transaction at their then-current NAV. Shareholders of the CNL Fund may wish to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the AB Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the CNL Fund and the receipt of a legal opinion from counsel to the AB Trust with respect to certain tax issues (see Federal Income Tax Consequences, below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be February 26, 2010, or another date agreed to by the CNL Trust and the AB Trust.

CNL Advisors and the Manager have agreed to pay all costs relating to the Reorganization, including the costs relating to the Special Meeting and to preparing and filing the registration statement that includes this Proxy Statement. They also will incur the costs associated with the solicitation of proxies, including the cost of copying, printing and mailing proxy materials.

The Plan may be amended by the mutual agreement of the CNL Trust, notwithstanding approval thereof by the CNL Fund’s shareholders, provided that no such amendment after that approval may have a material adverse effect on those shareholders’ interests. In addition, the Plan may be terminated at any time before the Closing by the mutual agreement of the CNL Trust and the AB Trust or by either of them (1) in the event of the other’s material breach of any representation, warranty or covenant contained in the Plan to be performed at or before the Closing, (2) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (3) if a governmental body issues an order, decree or ruling having the effect of permanently enjoining, restraining or otherwise prohibiting consummation of the Reorganization or (4) if the Closing has not occurred by March 31, 2010, or another date as to which they agree.

2.     DESCRIPTION OF THE AB FUND’S SHARES

Investor Class and Y Class shares of the AB Fund issued to the shareholders of the CNL Fund pursuant to the Reorganization will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights. Investor Class shares and Y Class shares will be sold and redeemed based upon their NAV next determined after receipt of the purchase or redemption request, as described in Appendix C to this Proxy Statement.

3.     FEDERAL INCOME TAX CONSEQUENCES

The CNL Trust believes the CNL Fund has qualified for treatment as a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code since its inception. Accordingly, the CNL Trust believes the CNL Fund has been, and expects the CNL Fund to continue

26

through the Closing to be, relieved of any federal income tax liability on its taxable income and net gains it distributes to shareholders to the extent provided for in Subchapter M.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the Closing, the CNL Trust and the AB Trust will receive an opinion of counsel to the AB Trust substantially to the effect that -- based on certain assumptions and conditioned on the representations set forth in the Plan (and, if such counsel requests, in separate letters from the CNL Trust and the AB Trust) being true and complete at the time of the Closing and the Reorganization’s being consummated in accordance with the Plan (without the waiver or modification of any terms or conditions thereof and without taking into account any amendment thereof that counsel has not approved) -- the Reorganization will qualify as such a reorganization and that, accordingly, for federal income tax purposes:

•	Each Fund will be “a party to a reorganization” (within the meaning of section 368(b) of the Code);
•	The CNL Fund will recognize no gain or loss upon the transfer of its assets to the AB Fund in exchange solely for AB Fund’s shares and the AB Fund’s assumption of the CNL Fund’s liabilities or on the distribution of those shares to the CNL Fund’s shareholders;
•	A shareholder will recognize no gain or loss on the exchange of all of its CNL Fund shares solely for AB Fund shares pursuant to the Reorganization;
•	A shareholder’s aggregate tax basis in the AB Fund shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its CNL Fund shares it actually or constructively surrenders in exchange for those AB Fund shares, and its holding period for those AB Fund shares will include, in each instance, its holding period for those CNL Fund shares, provided the shareholder holds them as capital assets as of the time of the Closing;
•	The AB Fund will recognize no gain or loss on its receipt of the CNL Fund’s assets in exchange solely for the AB Fund’s shares and its assumption of the CNL Fund’s liabilities;
•	The AB Fund’s basis in each transferred asset will be the same as the CNL Fund’s basis therein immediately before the Reorganization, and the AB Fund’s holding period for each such asset will include the CNL Fund’s holding period therefor (except where the AB Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period); and
•	For purposes of section 381 of the Code, the AB Fund will be treated just as the CNL Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the CNL Fund’s taxable year, the CNL Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the AB Fund as if there had been no Reorganization, and the part of the CNL Fund’s taxable year before the Reorganization will be included in the AB Fund’s taxable year after the Reorganization.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, and thus is taxable, the CNL Fund would recognize gain or loss on the transfer of its assets to the AB Fund and each shareholder of the CNL Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the CNL Fund shares and the fair market value of the shares of the AB Fund it receives.

General Limitation on Capital Losses. Capital losses of a fund can generally be carried forward to each of the eight (8) taxable years succeeding the loss year to offset future capital gains. However, any such capital losses are subject to an annual limitation if there is a more than 50% “change in ownership”

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of a fund. If, as is anticipated, at the time of the closing of the Reorganization the AB Fund has either no assets or nominal assets incident to its organization, there will be no change of ownership of the CNL Fund as a result of the Reorganization. However, the capital losses of the AB Fund, as the successor in interest to the CNL Fund, may subsequently become subject to an annual limitation as a result of sales of AB Fund shares or other reorganization transactions in which the AB Fund might engage post-Reorganization.

Tracking Your Basis and Holding Period; State and Local Taxes. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes. You should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your particular circumstances, as well as the state and local tax consequences, if any, of the Reorganization because this discussion only relates to the federal income tax consequences.

4.     COMPARISON OF FORMS OF ORGANIZATION AND SHAREHOLDER RIGHTS

Set forth below is a discussion of the material differences between the Funds and the rights of their shareholders.

Governing Law. The CNL Fund is the sole series of the CNL Trust, which is organized as a Delaware statutory trust. The AB Fund is a separate series of the AB Trust, which is organized as a Massachusetts business trust. Each Fund is authorized to issue an unlimited number of shares of beneficial interest. The CNL Trust’s operations are governed by its Agreement and Declaration of Trust, including any amendments thereto (collectively, “Old Trust Declaration”) and By-Laws and applicable state law. The AB Trust’s operations are governed by its Amended and Restated Declaration of Trust (the “AB Declaration of Trust”) and By-Laws and applicable state law.

Shareholder Liability. Under the Old Trust Declaration, no shareholder of the CNL Fund shall be subject to any personal liability in connection with the assets or the affairs of the CNL Trust or of any of its series. The CNL Fund is required to indemnify shareholders and former shareholders in accordance with Delaware law against losses and expenses arising from any personal liability for any obligation of the CNL Fund solely by reason of being or having been a shareholder of the CNL Fund and not because of his or her acts or omissions or for some other reason.

Under the AB Declaration of Trust, any shareholder or former shareholder of the AB Fund shall not be held to be personally liable for any obligation or liability of the AB Trust solely by reason of being or having been a shareholder and not because of such shareholder’s acts or omissions or for some other reason. The AB Fund is required to indemnify shareholders and former shareholders against losses and expenses incurred in connection with proceedings relating to his or her being or having been a shareholder of the AB Fund and not because of his or her acts or omissions.

Board of Trustees. The Reorganization will result in a change in the Board of Trustees because the trustees of the CNL Trust are different from the trustees of the AB Trust. The CNL Board has four trustees, one of whom is an “interested person,” as that term is defined under the 1940 Act, of the Trust. For more information, refer to the Statement of Additional Information dated April 30, 2009 for the CNL Fund, which is incorporated by reference into this Proxy Statement.

The AB Board has eight trustees, one of whom is deemed an “interested person” of the AB Trust. For more information, refer to the Statement of Additional Information dated January 22, 2010 to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

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The Reorganization also will result in a change in the officers because the officers of the CNL Trust are different from the officers of the AB Trust.

Classes. The CNL Fund offers two classes of shares: Class A and Institutional Class. The AB Fund is a separate series of the AB Trust that is expected to offer Investor Class and Y Class shares. It also is anticipated that shareholders of the CNL Fund will receive Investor Class and Y Class shares of the AB Fund in the Reorganization. Nothing contained herein shall be construed as an offer to purchase or otherwise acquire any other class of shares of the AB Fund. The AB Board has reserved the right to create and issue additional classes of the AB Fund following the Reorganization. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of a distribution plan for a particular class. Structurally, there is no difference between Investor Class and Y Class shares of the AB Fund and, respectively, the CNL Fund’s Class A and Institutional Class Shares.

5.     CAPITALIZATION

The capitalization of the CNL Fund as of June 30, 2009 and the AB Fund’s pro forma combined capitalization as of that date after giving effect to the Reorganization are as follows:

(unaudited)	CNL Fund Class A	Pro forma AB Fund Investor Class	CNL Fund Institutional Class	Pro forma AB Fund Y Class
Net Assets	$2.2 million	$2.2 million	$20.6 million	$20.6 million

Shares Outstanding	445,647	445,647	4,161,576	4,161,576

Net Asset Value per Share	$4.95	$4.95	$4.96	$4.96

K.     ADDITIONAL INFORMATION ABOUT THE AB FUND

1.     INVESTMENT ADVISER AND SUB-ADVISER

The Manager, located at 4151 Amon Carter Boulevard, Forth Worth, Texas 76155, is the AB Fund’s investment adviser. The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”). Lighthouse is indirectly controlled by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the AB Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the AB Trust with office space, office equipment and personnel necessary to manage and administer the AB Trust’s operations. This includes:

•    complying with reporting requirements;

•    corresponding with shareholders;

•    maintaining internal bookkeeping, accounting and auditing services and records; and

•   supervising the provision of services to the AB Trust by third parties.

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The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to 0.05% of the net assets of the AB Fund, plus amounts paid by the Manager to the Sub-Adviser.

In addition to the management fee, the Manager is paid an administrative services fee for providing administrative and management services (other than investment advisory services) to the AB Fund.

The AB Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, fund accounting, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the AB Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the AB Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by the Sub-Adviser to the investment style of the AB Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Sub-Adviser; and any extraordinary expenses of a nonrecurring nature.

The AB Fund’s assets may be allocated among one or more sub-advisers in the future by the Manager. The sub-adviser has discretion to purchase and sell securities for its segment of the AB Fund’s assets in accordance with the AB Fund’s objectives, policies, restrictions and more specific strategies provided by the Manager. Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Manager is permitted to enter into new or modified investment advisory agreements with existing or new sub-advisers without approval of the AB Fund’s shareholders, but subject to approval of the AB Fund’s Board.

The Sub-Adviser, is a subsidiary of CB Richard Ellis Group, Inc., one of the world’s largest publicly held commercial real estate services firms (in terms of 2008 revenues). The Sub-Adviser is focused on managing exchange-listed global real estate securities portfolios on behalf of investors, and has dedicated real estate securities investment management offices located in Baltimore, London, Sydney, and Tokyo. The Sub-Adviser’s principals have an average of fourteen years of investment experience related to the investment management of listed domestic and global real estate securities portfolios. The Sub-Adviser was formed in 2004 and had approximately $2.04 billion of assets under management as of November 30, 2009. The Sub-Adviser’s principal business location is 250 West Pratt Street, Baltimore, Maryland 21201.

The AB Fund’s SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the CNL Fund.

2.     OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the AB Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the series of the American Beacon Funds (including the AB Fund), the American Beacon Mileage Funds, and the American Beacon Select Funds.

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3.     TAX CONSIDERATIONS

     The AB Fund intends to make distributions that may be taxed to its shareholders as ordinary income or net capital gain. A discussion of relevant tax matters is included in Appendix C to this Proxy Statement.

         4.     PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL
                 INTERMEDIARIES

     If you purchase the AB Fund through a broker-dealer or other financial intermediary (such as a bank), the AB Fund and its related companies may pay the intermediary for the sale of AB Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the AB Fund over another investment. Ask your salesperson or visit your financial intermediary’s internet site for more information.

II.     VOTING INFORMATION

A.     RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED

     Proxies are being solicited from the shareholders of the CNL Fund by the CNL Board for the Special Meeting to be held on Thursday, February 22, 2010, at 10:00 a.m. Eastern time at principal executive offices of the CNL Trust located at 450 South Orange Avenue Orlando, FL 32801, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The CNL Board has fixed the close of business on January 15, 2010 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of Class A and Institutional Class shares of the CNL Fund was 193,988 and 4,098,251, respectively. Shareholders of record who own five percent or more of the CNL Fund as of the Record Date are set forth on Appendix B to this Proxy Statement. Approval of the Reorganization will require the affirmative vote of a majority of the outstanding voting shares of the CNL Fund as defined under the Investment Company Act of 1940, as amended.

B.     HOW TO VOTE

You may vote in one of three ways:

•   complete and sign the enclosed proxy ballot and mail it to us in the  prepaid return envelope (if mailed in the United States);

•   vote on the Internet at the website address listed on your proxy ballot; or

•   call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

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C.     PROXIES

     All proxies solicited by the CNL Board that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the CNL Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the CNL Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

D.     QUORUM AND ADJOURNMENTS

One-third, or thirty-three and one-third percent (33 1/3%), of the shares of the CNL Fund that are entitled to vote will be considered a quorum for the transaction of business. If a quorum of shareholders of the CNL Fund is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve the Reorganization described in this Proxy Statement are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments of the Special Meeting of the CNL Fund to permit further solicitation of proxies. Any business that might have been transacted at the Special Meeting with respect to the CNL Fund may be transacted at any such adjourned session(s) at which a quorum is present. The Special Meeting with respect to the CNL Fund may be adjourned from time to time by the vote of shareholders representing one-third of the shares of the CNL Fund that are entitled to vote upon the question of adjourning the Special Meeting of the CNL Fund to another date and time, whether or not a quorum is present, and the Special Meeting of the CNL Fund may be held as adjourned without further notice. The persons designated as proxies may use their discretionary authority to vote as instructed by management of the CNL Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

E.     EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions

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to their brokers or nominees. In order to prevent this result, the CNL Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The CNL Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

F.     SOLICITATION OF PROXIES

The CNL Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of CNL Advisors, who will not be paid for these services. CNL Advisors has retained Broadridge Financial Solutions, Inc. to aid in the solicitation of proxies, at an anticipated cost of approximately $6,100. CNL Advisors and the Manager will bear the costs of the Special Meeting, including legal costs, the costs of retaining Broadridge Financial Solutions, Inc., and other expenses incurred in connection with the solicitation of proxies.

III.     OTHER INFORMATION

A.     OTHER BUSINESS

The CNL Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Meeting, the CNL Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

B.     NEXT MEETING OF SHAREHOLDERS

The CNL Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to Susan L. Terenzio, Secretary of the CNL Trust, 450 South Orange Avenue Orlando, FL 32801. Proposals must be delivered to the Secretary of the CNL Trust not later than the tenth day following the day on which public announcement of the date of the Special Meeting was first made by the CNL Trust. Such shareholder’s proposal shall set forth (a) a brief description of the business desired to be brought before the Special Meeting, the reasons for conducting such business at the Special Meeting and any material interest in such business of such shareholder and of the beneficial owner, if any, on whose behalf the proposal is made, and (b) as to the shareholder submitting the proposal and the beneficial owner, if any, on whose behalf the proposal is made, (i) the name and address of such shareholder, as they appear on the books of the CNL Trust, and of such beneficial owner and (ii) the number of shares of each class of shares of the CNL Fund which are owned beneficially and of record by such shareholder and such beneficial owner. Timely submission of a proposal does not necessarily mean that the proposal will be included.

C.     LEGAL MATTERS

     Certain legal matters concerning the issuance of shares of the AB Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by K&L Gates LLP. Certain legal matters in connection with the Reorganization will be passed upon by Stradley Ronon Stevens & Young, LLP for the CNL Trust and the CNL Fund.

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D.     INFORMATION FILED WITH THE SEC

The CNL Trust and the AB Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by the CNL Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

By Order of the Board of Trustees of The CNL Funds.

Susan L. Terenzio
Secretary

January 22, 2010

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APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of December 3, 2009, among AMERICAN BEACON FUNDS, a Massachusetts business trust (“New Trust”), on behalf of American Beacon Global Real Estate Fund, a segregated portfolio of assets (“series”) thereof (“New Fund”), THE CNL FUNDS, a Delaware statutory trust, consisting of a sole series, CNL Global Real Estate Fund (“Old Trust” or “Old Fund”), and, solely for purposes of paragraph 6, AMERICAN BEACON ADVISORS, INC., New Trust’s investment manager (“AmBeacon Manager”), and CNL FUND ADVISORS COMPANY, Old Trust’s investment manager (“CNL Manager”). (Each of New Trust and Old Trust is sometimes referred to herein as an “Investment Company,” and each of New Fund and Old Fund is sometimes referred to herein as a “Fund.”) All agreements, covenants, representations, warranties, actions, and obligations of New Fund contained herein are made and shall be deemed to be agreements, covenants, representations, warranties, actions, and obligations of, and all rights and benefits created hereunder in favor of New Fund shall inure to and be enforceable by, New Trust on New Fund’s behalf.

Each Investment Company wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve Old Fund’s changing its identity, form, and place of organization -- by converting from Old Trust (i.e., the sole series thereof) to a series of New Trust -- by (1) transferring all its assets to New Fund (which is being established solely for the purpose of acquiring those assets and continuing Old Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in New Fund and New Fund’s assumption of all of Old Fund’s liabilities, (2) distributing those shares pro rata to Old Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating Old Fund (collectively, the “Reorganization”), all on the terms and conditions set forth herein.

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, has duly adopted and approved this Agreement and the transactions contemplated hereby and has duly authorized performance thereof on its Fund’s behalf by all necessary Board action.

Old Fund currently offers two classes of shares, designated Class A and Institutional Class shares (“Class A Old Fund Shares” and “Institutional Class Old Fund Shares,” respectively, and collectively, “Old Fund Shares”). Old Fund previously offered and issued a third class of shares, Class C shares (“Class C Old Fund Shares”), which were converted to Class A Old Fund Shares in December 2008 and thus are not included in the term “Old Fund Shares.” New Fund will have multiple classes of shares, including two classes designated Investor Class and Class Y shares (“Investor Class New Fund Shares” and “Class Y New Fund Shares,” respectively, and collectively, “New Fund Shares”); New Fund’s other classes of shares will not be involved in the Reorganization and thus are not included in the term “New Fund Shares.” The Class A Old Fund Shares and the Investor Class New Fund Shares have substantially similar characteristics (except that the former are offered with a front-end sales load whereas the latter are not), as do the Institutional Class Old Fund Shares and the Class Y New Fund Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.     PLAN OF REORGANIZATION AND TERMINATION

     1.1.     Subject to the requisite approval of Old Fund’s shareholders and the terms and conditions set forth herein, Old Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:

(a)     issue and deliver to Old Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Investor Class New Fund Shares equal to the number of full and fractional Class A Old Fund Shares then outstanding and (2) Class Y New Fund Shares equal to the number of full and fractional Institutional Class Old Fund Shares then outstanding, and

(b)     assume all of Old Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

     1.2     The Assets shall consist of all assets and property -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, and deferred and prepaid expenses shown as assets on Old Fund’s books -- Old Fund owns at the Effective Time (as defined in paragraph 2.1); and Old Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to New Trust;

     1.3     The Liabilities shall consist of all of Old Fund’s known liabilities, debts, obligations, and duties arising in the ordinary course of business and existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by CNL Manager and AmBeacon Manager pursuant to paragraph 6. Notwithstanding the foregoing, Old Fund will endeavor to discharge all its Liabilities before the Effective Time.

     1.4     At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), Old Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Old Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Transfer Agent (as defined below) opening accounts on New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Old Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Class A Old Fund Shares shall be credited with the number of full and fractional Investor Class New Fund Shares due that Shareholder, and the account for each Shareholder that holds Institutional Class Old Fund Shares shall be credited with the number of full and fractional Class Y New Fund Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Old Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund’s shareholder records. New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

     1.5     As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, Old Trust shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

     1.6     Any reporting responsibility of Old Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

2.     CLOSING AND EFFECTIVE TIME

     2.1     Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on February 26, 2010 (“Effective Time”). The Closing shall be held at New Trust’s offices or at such other place as to which the Investment Companies agree.

     2.2     Old Trust shall cause the custodian of Old Fund’s assets (“Custodian”) (a) to make Old Fund’s portfolio securities available to New Trust (or to its custodian, if New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to New Trust’s custodian for New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which Old Fund’s assets are deposited, in the case of Old Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  Old Trust shall also direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that pursuant to proper instructions, of date certain and provided to the Custodian by Old Trust, the Custodian has delivered all of the portfolio securities, cash and other Assets of Old Fund to the account of New Fund. The custodian of New Trust shall certify to New Trust that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information on Old Fund’s books immediately before the Effective Time.

     2.3     Old Trust shall direct its transfer agent, which also will serve as New Fund’s transfer agent (“Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that Old Fund’s shareholder records contain the names and addresses of all the Shareholders and the number of full and fractional outstanding Old Fund Shares each Shareholder owns at the Effective Time.

     2.4     New Trust shall direct the Transfer Agent to deliver at the Closing a certificate of an authorized officer as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and a confirmation, or other evidence satisfactory to Old Trust, that the New Fund Shares to be credited to Old Fund at the Effective Time have been credited to Old Fund’s account on those records.

     2.5     At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, stock certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.     REPRESENTATIONS AND WARRANTIES

     3.1     Old Trust represents and warrants to New Trust, on New Fund’s behalf, as follows:

     (a)     Old Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (a “Delaware Statutory Trust”), and its Certificate of Trust has been duly filed in the office of the Secretary of State thereof, and (2) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

     (b)     Old Trust is duly registered under the 1940 Act as an open-end management investment company;

     (c)     The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of Old Trust, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

     (d)     At the Effective Time, Old Trust will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, New Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

     (e)     Old Trust is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, Old Trust’s Agreement and Declaration of Trust, and any amendments thereto (collectively, “Old Trust Declaration”) or By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Old Trust is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Old Trust is a party or by which it is bound;

     (f)     At or before the Effective Time, either (1) all material contracts and other commitments of Old Fund (other than this Agreement and certain investment contracts, including options, futures, and forward contracts) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Old Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

     (g)     No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Old Trust’s knowledge, threatened against Old Trust or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Old Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Old Trust’s business or its ability to consummate the transactions contemplated hereby;

     (h)     Old Fund’s Statement of Assets and Liabilities (including Schedule of Investments), Statement of Operations, and Statement of Changes in Net Assets (collectively, “Statements”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended December 31, 2008, have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and Old

Fund’s unaudited financial statements at and for the six months ended June 30, 2009 (copies of which Old Trust has furnished to New Trust), present fairly, in all material respects, Old Fund’s financial condition at their respective dates in accordance with GAAP, and there are no known contingent liabilities of Old Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

     (i)     Since December 31, 2008, there has not been any material adverse change in Old Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Old Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Old Fund Share due to declines in market values of securities Old Fund holds, the discharge of Old Fund liabilities, or the redemption of Old Fund Shares by its shareholders shall not constitute a material adverse change;

     (j)     All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Old Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Old Fund is in compliance in all material respects with applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

     (k)     For each taxable year of its operation (including its current taxable year), Old Fund has met (or for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (or for that year will be) eligible to and has computed (or for that year will compute) its federal income tax under section 852; Old Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Old Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

     (l)     There are no outstanding Class C Old Fund Shares; all issued and outstanding Old Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Old Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Old Fund’s shareholder records, as provided in paragraph 2.3; and Old Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Old Fund Shares, nor are there outstanding any securities convertible into any Old Fund Shares;

     (m)     Old Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

     (n)     At the Effective Time, Old Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

     (o)     Not more than 25% of the value of Old Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers;

     (p)     Old Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (q)     The information to be furnished by Old Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (as defined in paragraph 3.3(a)) (other than written information provided by New Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1), not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (r)     The Old Trust Declaration permits Old Trust to vary its shareholders’ investment; and Old Trust does not have a fixed pool of assets -- it is a managed portfolio of securities, and CNL Manager and Old Fund’s investment sub-adviser have the authority to buy and sell securities for it;

     (s)     Old Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to New Trust; and

     (t)     The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

     3.2     New Trust, on New Fund’s behalf, represents and warrants to Old Trust as follows:

     (a)     New Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest under which is divided into transferable shares, organized under the laws of the Commonwealth of Massachusetts (commonly referred to as a “Massachusetts business trust”), (2) is duly registered under the 1940 Act as an open-end management investment company, (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A, and (4) before January 1, 1997, New Trust “claimed” classification as an association taxable as a corporation and has never elected otherwise;

     (b)     At the Effective Time, New Fund will be a duly established and designated series of New Trust; New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, New Fund will be a shell series of New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets and assuming the Liabilities;

     (c)     The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of New Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

     (d)     Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

     (e)     No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

     (f)     New Fund is not currently engaged in, and New Trust’s execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Massachusetts law, New Trust’s Amended and Restated Declaration of Trust (“New Trust Declaration”), or By-Laws, or any Undertaking to which New Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which New Trust, on New Fund’s behalf, is a party or by which it is bound;

     (g)     No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to New Trust’s knowledge, threatened against New Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and New Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or New Trust’s ability to consummate the transactions contemplated hereby;

     (h)     New Fund will be a “fund” (as defined in section 851(g)(2)); it will meet the requirements of Subchapter M for qualification as a RIC, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and it intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

     (i)     The New Fund Shares to be issued and delivered to Old Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time have been duly authorized and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by New Trust;

     (j)     There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

     (k)     Assuming the truthfulness and correctness of Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

     (l)     The information to be furnished by New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

     (m)     The New Trust Declaration permits New Trust to vary its shareholders’ investment; and New Trust does not have a fixed pool of assets -- each series thereof (including New Fund after it commences operations) is (or will be) a managed portfolio of securities, and AmBeacon Manager and each investment sub-adviser thereof have (or will have) the authority to buy and sell securities for it.

     3.3     Each Investment Company (in New Trust’s case, on New Fund’s behalf), represents and warrants to the other Investment Company (in New Trust’s case, on New Fund’s behalf), as follows:

(a)     No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)     The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Old Fund Shares it actually or constructively surrenders in exchange therefor;

(c)     The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)     The fair market value of the Assets will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject;

(e)     None of the compensation received by any Shareholder who or that is an employee of or service provider to Old Fund will be separate consideration for, or allocable to, any of the Old Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)     No expenses incurred by Old Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, CNL Manager, AmBeacon Manager, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Old Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)     Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Old Fund Shares immediately before the Reorganization and (2) New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Old Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) Old Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.     COVENANTS

4.1     Old Trust covenants to call a meeting of Old Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2     Old Trust covenants that it will assist New Trust in obtaining information New Trust reasonably requests concerning the beneficial ownership of Old Fund Shares.

4.3     Old Trust covenants that it will turn over its books and records pertaining to Old Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to New Trust at the Closing.

4.4     Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5     Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken further action, the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) New Trust, on New Fund’s behalf, title to and possession of all the Assets, and (b) Old Trust title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6     New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.7     Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.     CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1     This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by Old Fund’s shareholders at the Shareholders Meeting;

5.2     All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to each Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3     At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; provided that at any time before the Closing, either Investment Company may waive this condition if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests;

     5.4     The Investment Companies shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters, if Counsel requests, addressed to it. The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

     (a)     New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Old Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Old Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

     (b)     Old Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Old Fund Shares;

     (c)     New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

     (d)     New Fund’s basis in each Asset will be the same as Old Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Old Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

     (e)     A Shareholder will recognize no gain or loss on the exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

     (f)     A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Old Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Old Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

     (g)     For purposes of section 381, New Fund will be treated just as Old Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund’s taxable year, Old Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization.

     Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

     5.5     Before the Closing, New Trust’s Board shall have authorized the issuance of, and New Trust shall have issued, one Investor Class New Fund Share and one Class Y New Fund Share (“Initial Shares”) to AmBeacon Manager or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management and sub-advisory contracts, distribution and service plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as New Fund’s sole shareholder;

     5.6     New Trust, on New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, a sub-advisory contract, a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act, and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by AmBeacon Manager or its affiliate as New Fund’s sole shareholder; and

     5.7     At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1 and 5.4) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.     EXPENSES

     Subject to complying with the representation contained in paragraph 3.3(f), each of CNL Manager and AmBeacon Manager shall bear 50% of the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Old Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and Old Fund’s proxy materials, (2) legal and accounting fees, (3) Transfer Agent conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof) but exclude brokerage, CNL Manager and AmBeacon Manager travel expenses, and similar expenses in connection with the Reorganization. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7.     ENTIRE AGREEMENT; NO SURVIVAL

     Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.     TERMINATION

     This Agreement may be terminated at any time at or before the Closing:

     8.1     By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before March 31, 2010, or such other date as to which the Investment Companies agree; or

     8.2     By the Investment Companies’ mutual agreement. In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.     AMENDMENTS

     The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding Old Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.

10.     SEVERABILITY

     Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.     MISCELLANEOUS

     11.1     This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     11.2     Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than New Trust, on New Fund’s behalf, or Old Trust and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3     Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

     11.4     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

AMERICAN BEACON FUNDS, on behalf of its series, American Beacon Global Real Estate Fund

By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

THE CNL FUNDS

By:	/s/ Andrew A. Hyltin
Andrew A. Hyltin
President

Solely for purposes of paragraph 6, CNL FUND ADVISORS COMPANY

By:	/s/ Andrew A. Hyltin
Andrew A. Hyltin
President

AMERICAN BEACON ADVISORS, INC.

By:	/s/ William F. Quinn
William F. Quinn
Executive Chairman

APPENDIX B

OWNERSHIP OF SHARES OF THE CNL FUND

As of the Record Date, the CNL Fund’s shareholders of record and/or beneficial owners (to the CNL Trust’s knowledge) who owned 5% or more of each class of the CNL Fund’s shares are set forth below:

Name and Address	Class	No. of Shares Owned	% of Shares
CNL Charitable Foundation Inc. 450 S Orange Avenue Orlando, FL 32801-3383	Institutional Class	305,169	7.44%

As of the Record Date, no shareholders may be deemed to “control” the CNL Fund. “Control” for this purpose is the ownership of more than 25% of the CNL Fund’s voting securities.

As of the Record Date, the Officers and Trustees of the CNL Trust, as a group, owned of record and beneficially less than 1.60% of the outstanding voting securities of the CNL Fund.

B-1

APPENDIX C

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION
FOR THE AB FUND

Valuation of AB Fund Shares

The price of the AB Fund’s shares is based on its net asset value (“NAV”) per share. The AB Fund’s NAV is computed by adding total assets, subtracting all of the AB Fund’s liabilities, and dividing the result by the total number of shares outstanding. Equity securities are valued based on market value. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the AB Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the AB Fund occurs after the close of a related exchange but before the determination of the AB Fund’s NAV, fair value pricing may be used on the affected security or securities. Fair value pricing may be used by the AB Fund, and the AB Fund may hold securities requiring fair value pricing. The AB Fund may often fair value securities as a result of significant events occurring after the close of the foreign markets in which the AB Fund invests. In addition, the AB Fund may invest in illiquid securities requiring fair value pricing.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the AB Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the fair valuation procedures.

The NAV of the AB Fund’s shares will be determined based on a pro rata allocation of its investment income, expenses and total capital gains and losses. The AB Fund’s NAV per share is determined as of the close of the New York Stock Exchange (“Exchange”), generally 4:00 p.m. Eastern Time, on each day on which it is open for business. Because the AB Fund invests in securities primarily listed on foreign exchanges that trade on days when the AB Fund does not price its shares, the NAV per share of the AB Fund may change on days when shareholders will not be able to purchase or redeem the AB Fund’s shares.

Policy on Prohibition of Foreign Shareholders

     The AB Fund requires that all shareholders be U.S. persons with a valid U.S. taxpayer identification number to open an account with the AB Fund.

Portfolio Holdings

     A description of the AB Fund’s policies and procedures with respect to the disclosure of portfolio securities is available in the AB Fund’s SAI, which can be found on the AB Fund’s website.

Redemptions In Kind

Although the AB Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the AB Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as cash redemption. In addition, to the extent that the AB Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and possibility of a lack of a liquid market for these securities.

Frequent Trading and Market Timing

     Frequent trading by a mutual fund’s shareholders poses risks to other shareholders in that fund, including (i) the dilution of the fund’s NAV, (ii) an increase in the fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Frequent, short-term trading of fund shares in an attempt to profit from day-to-day fluctuations in the fund’s NAV is known as market timing. The AB Fund is particularly at risk for market timing activity. Please see “Market Timing Risk.”

The AB Board has adopted policies and procedures intended to discourage frequent trading and market timing. These policies include a 2% redemption fee imposed on shares of the AB Fund that are sold within 90 days of purchase. The redemption fee is described further in the “Redemption Policies” section. Shareholders may transact one “round trip” in the AB Fund in any rolling 90-day period. A “round trip” is defined as two transactions, each in an opposite direction. A round trip may involve (i) a purchase or exchange into the AB Fund followed by a redemption or exchange out of the AB Fund or (ii) a redemption or exchange out of the AB Fund followed by a purchase or exchange into the AB Fund. If the Manager detects that a shareholder has exceeded one round trip in the AB Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, will prohibit the shareholder from making further purchases of the AB Fund. In general, the AB Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates any policy stated in the AB Fund’s prospectus.

The round-trip limit does not apply to the following transaction types:

•	shares acquired through the reinvestment of dividends and distributions;

•	systematic purchases and redemptions;

•	shares redeemed to return excess IRA contributions; or

•

certain transactions made within a retirement or employee benefit plan,  such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer AB Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the AB Fund’s policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer the AB Fund’s shares have informed American Beacon that they are currently unable to enforce its policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer the AB Fund’s shares have their own policies to deter frequent trading and market timing that differ from the AB Fund’s policies. The AB Fund may defer to an intermediary’s policies. For more information, please contact the financial intermediary through which you invest in the AB Fund.

The Manager monitors trading activity in the AB Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary’s provision of information necessary to identify transactions by the underlying investors. The AB Fund has entered agreements with the intermediaries that service the AB Fund’s investors, pursuant to which the intermediaries agree to provide information on investor transactions to the AB Fund and to act on the AB Fund’s instructions to restrict transactions by investors who the Manager has identified as having violated the AB Fund’s policies and procedures to deter frequent trading and market timing. Wrap programs offered by certain intermediaries may be designated “Qualified Wrap Programs” by the AB Fund based on specific criteria established by the AB Fund and a certification by the intermediary that the criteria has been met. A Qualified Wrap Program is: (i) a wrap program whose sponsoring intermediary certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) a wrap program whose sponsoring intermediary certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) managed by an intermediary that agrees to provide the Manager a description of the wrap program(s) that the intermediary seeks to qualify; and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary’s wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client’s purchase of the AB Fund followed within 90 days by the intermediary’s redemption of the AB Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the AB Fund, the Manager will revoke the intermediary’s Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the AB Fund’s frequent trading and market timing policies, including any applicable redemption fees.

Your CNL Fund shares purchase date(s) will carry over to the AB Fund for purposes of determining whether or not an early redemption fee applies. The AB Fund early redemption fee of 2% will apply, if applicable to your particular situation.

The AB Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the AB Fund’s policies and procedures to deter frequent trading and market timing will have the intended effect nor that the Manager will be able to detect frequent trading and market timing.

Purchase and Redemption of AB Fund Shares

YOUR ACCOUNT

How to Contact the AB Fund

Write to us at:
American Beacon Global Real Estate Fund
P.O. Box 219643
Kansas City, MO 64121-9643

Telephone us at:
(800) 658-5811 (toll free)

Email us at:
american_beacon.funds@ambeacon.com

Visit us online at:
www.americanbeaconfunds.com

Wire investments (or ACH payments) to:

If your account has been established, you may call (800) 658-5811 to purchase shares by wire or through Automated Clearing House Automated Clearing House (“ACH”).
Wires should be sent with these instructions:

•     ABA # 0110-0002-8; AC-9905-342-3

•     Attn: American Beacon Funds - _____ Class

•     the Fund name and Fund number, and

•     shareholder’s account number and registration.

Eligibility

•	Investor Class shares are offered to all investors, including investors using intermediary organizations such as discount brokers or plan sponsors and retirement accounts who make an initial investment of $2,500.

•	Y Class shares are offered without a sales charge to investors who make an initial investment of at least $100,000, including:

     agents or fiduciaries acting on behalf of their clients (such as employee benefit plans, personal trusts and other accounts for which a trust company or financial advisor acts as agent or fiduciary);

     endowment funds and charitable foundations;

     employee welfare plans that are tax-exempt under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended (“Code”);

     qualified pension and profit sharing plans;

     cash and deferred arrangements under Section 401(k) of the Code;

     corporations; and

     other investors who make an initial investment of at least $100,000.

The Manager may allow a reasonable period of time after opening an account for an investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through an aggregated purchase order for more than one client.

Opening an Account

A completed, signed application is required to open an account. You may obtain an application form by:

•     calling (800) 658-5811, or

•     downloading an account application from the AB Fund’s web site at www.americanbeaconfunds.com.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for information that will allow us to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, tax ID numbers, and Social Security numbers for persons authorized to provide instructions on the account. The AB Fund is required by law to reject your new account application if the required identifying information is not provided.

Complete the application, sign it and:

Mail to:	or Fax to:
American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	(816) 374-7408

General Policies

If a shareholder’s account balance in the AB Fund falls below $2,500 or $25,000 for Investor Class and Y Class, respectively, the shareholder may be asked to increase the balance. If the account balance remains below these amounts after 45 days, the AB Fund reserves the right to close the account and send the proceeds to the shareholder. The Manager reserves the right to charge shareholders of the Investor Class an annual account fee of $12.00 (to offset the costs of servicing account with low balances) if an account balance falls below certain asset levels. Additionally, IRA accounts will be charged an annual maintenance fee of $12.00 by the custodian for maintaining either a traditional IRA or a Roth IRA.

A Signature Validation Program (“SVP”) stamp guarantee may be required in order to change an account’s registration or banking instructions. You may obtain a SVP stamp at banks, broker-dealers and credit unions, but not from a notary public. The SVP stamp is analogous to the STAMP 2000 Medallion guarantee in that it is provided at similar institutions. However, it is used only for non-financial transactions.

The following policies apply to instructions you may provide to the AB Fund by telephone:

•	The AB Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

•	The AB Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

•	Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The AB Fund reserves the right to:

•	liquidate a shareholder’s account at the current day’s NAV and remit proceeds via check if the AB Fund is unable to verify the shareholder’s identity within three business days of account opening,

•	seek reimbursement from the shareholder for any related loss incurred by the AB Fund if payment for the purchase of AB Fund shares by check does not clear the shareholder’s bank, and

•	reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the AB Fund if funds are not received by the applicable wire deadline.

The AB Fund has authorized certain third party financial intermediaries, such as broker-dealers, third party administrators and trust companies, to receive purchase and redemption orders on behalf of AB Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the AB Fund. The AB Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell AB Fund shares will be priced at the AB Fund’s next determined NAV after receipt by the financial intermediary or its designee.

The AB Fund pays administrative and/or shareholder servicing fees to the Manager that the Manager may use to compensate financial intermediaries for providing recordkeeping, administrative, and other services. The Manager may also make revenue sharing payments out of its own resources and not as an expense of the AB Fund to compensate financial intermediaries in connection with the sale, distribution, retention, and/or servicing of AB Fund shares. These payments are in addition to any fees paid to intermediaries out of the AB Fund’s assets that are included in the AB Fund’s Fees and Expenses table, such as distribution (Rule 12b-1) fees and shareholder servicing fees. Payments by the Manager to financial intermediaries may create an incentive for such intermediaries or their employees to recommend or sell shares to you. These payments are described in more detail in the AB Fund’s Statement of Additional Information.

Third parties who offer AB Fund shares may charge transaction fees and may set different minimum investments or limitations on purchasing or redeeming shares.

Purchase Policies

Shares of the AB Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the New York Stock Exchange (whichever comes first) on each day on which the Exchange is open for business. the deadlines listed below on each day on which the Exchange is open for business.

If a purchase order is received in good order prior to the AB Fund’s deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the AB Fund is open for business. The AB Fund has the right to reject any purchase order or cease offering shares at any time. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The AB Fund will not accept “starter” checks, credit card checks, money orders, cashier’s checks, official checks, or third party checks. No sales charges are assessed on the purchase or sale of AB Fund shares.

Please refer to the section titled “Limitation on Frequent Purchases and Redemptions” for information on the AB Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

Shares of the AB Fund may be redeemed by telephone, via the AB Fund’s website, or by mail on any day that the AB Fund is open for business. The redemption price will be the NAV next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the Exchange (whichever comes first). For assistance with completing a redemption request, please call (800) 658-5811.

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern time or by the close of the Exchange (whichever comes first) are generally transmitted to shareholders on the next day the AB Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check may be delayed until the check has cleared, which may take up to ten days.

A redemption fee of 2% will be deducted from your redemption amount when you sell shares of the AB Fund that you have owned for less than 90 days. The redemption fee is paid to the AB Fund and is intended to discourage frequent trading and market timing. If you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purpose of assessing the redemption fee. The redemption fee does not apply to:

•	shares acquired through the reinvestment of dividends and distributions;

•	shares acquired through payroll contributions to a retirement or employee benefit plan;

•	shares redeemed through systematic redemption plans;

•	shares redeemed to return excess IRA contributions;

•	certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant; or

•	redemption transactions made within a “Qualified Wrap Program” as defined in the section titled “Frequent Trading and Market Timing.”

For more information on the redemption fee, including how the fee applies to investors who own shares through financial intermediaries, such as broker-dealers, third party administrators of retirement plans, and trust companies, please see the section titled “Limitations on Frequent Purchases and Redemptions.”

The AB Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the AB Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the AB Fund’s shareholders.

Although the AB Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets held by the AB Fund or its portfolio. To the extent that the AB Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled “Limitations on Frequent Purchases and Redemptions” for information on the AB Fund’s policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

Shares of the Investor Class of the AB Fund may be exchanged for shares of the Investor Class of another American Beacon Fund under certain limited circumstances. Shares of the Y Class of any Fund may be exchanged for shares of the Y Class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” for additional limitations that apply to purchases and redemptions. To exchange out of the AB Fund and into another, a shareholder must have owned shares of the redeeming AB Fund for at least 15 days if shares of the redeeming AB Fund were purchased by check. The minimum investment requirement must be met for the American Beacon Fund into which the shareholder is exchanging. AB Fund shares may be acquired through exchange only in states in which they can be legally sold. The AB Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time.

Please refer to the section titled “Frequent Trading and Market Timing” for information on the AB Fund’s policies regarding frequent purchases, redemptions, and exchanges.

How to Purchase Investor Class Shares	How to Purchase Y Class Shares

By Check

•       The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by check is $50.

•       Make check payable to the American Beacon Funds.

•       Include the shareholder’s account number, Fund name, and Fund number on the check.

•       Mail check to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

By Check

•      The minimum amount to open an account is $100,000.

•       Make check payable to the American Beacon Funds.

•       Include the shareholder’s account number, Fund name, and Fund number on the check.

•       Mail check to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

By Wire

If your account has been established, you may call (800) 658-5811 to purchase shares by wire. The minimum amount to open an account is $2,500. The minimum amount for subsequent investments by wire is $500. Send a bank wire to State Street Bank and Trust Co. with these instructions:

•       ABA# 0110-0002-8; AC-9905-342-3,

•       Attn: American Beacon Funds-Investor Class,

•       the Fund name and Fund number, and

•       shareholder’s account number and registration.

By Wire

If your account has been established, you may call (800) 658-5811 to purchase shares by wire. The minimum amount to open an account is $ 100,000. The minimum amount for subsequent investments by wire is $500. Send a bank wire to State Street Bank and Trust Co. with these instructions:

•       ABA# 0110-0002-8; AC-9905-342-3,

•       Attn: American Beacon Funds-Y Class,

•       the Fund name and Fund number, and

•        shareholder’s account number and registration.

Via “My Account” on www.americanbeaconfunds.com

•       Funds will be transferred automatically from your bank account via Automated Clearing House ( “ACH”) if valid bank instructions were included on your application. If not, please call 1 (800) 658-5811 to establish bank instructions prior to the purchase.

•        The minimum amount for each subsequent investment is $50.

Via “My Account” on www.americanbeaconfunds.com You may purchase Y Class shares via wire transfer or ACH by selecting “My Account” on www.americanbeaconfunds.com.

How to Purchase Investor Class Shares	How to Purchase Y Class Shares

By Pre-Authorized Automatic Investment

•       The minimum account size of $2,500 must be met before establishing an automatic investment plan.

•       Fill in required information on the account application, including amount of automatic investment ($50 minimum). Attach a voided check to the account application.

•       You may also establish an automatic investment plan through www.americanbeaconfunds.com.

•       Funds will be transferred automatically from your bank account via ACH on or about the 5th day of each month or quarter, depending upon which periods you specify. If you establish your automatic investment plan through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

N/A

By Exchange

•      Send a written request to the address above, call (800) 658-5811 and use the Automated Voice Response System or speak to a representative, or visit www.americanbeaconfunds.com.

•       A $2,500 minimum is required to establish a new account in the Investor Class of another American Beacon Fund by making an exchange.

•       The minimum amount for each exchange is $50.

By Exchange Send a written request to the address above, visit www.americanbeaconfunds.com or call (800) 658-5811 to exchange Y Class shares.

How to Redeem Investor Class Shares	How to Redeem Y Class Shares

By Telephone

•       Call (800) 658-5811 to request a redemption.

•       Telephone redemption orders are limited to $50,000 within any 30 day period.

•       Proceeds will generally be mailed only to the account address of record or transmitted by wire ($500 minimum) to a commercial bank account designated on the account application form.

By Telephone • Call (800) 658-5811 to request a redemption. • Proceeds from redemptions placed by telephone will generally be transmitted by wire only, as instructed on the application form.

By Mail

Write a letter of instruction including:

•      the Fund name and Fund number,

•      shareholder account number,

•       shares or dollar amount to be redeemed, and

•       authorized signature(s) of all persons required to sign for the account.

•        Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

•       Proceeds will only be mailed to the account address of record or transmitted by wire ($500 minimum) to a commercial bank account designated on the account application form.

To protect the AB Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•       with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

•       for an account whose address has changed within the last 30 days if proceeds are sent by check.

By Mail

Write a letter of instruction including:

•       the Fund name and Fund number,

•       shareholder account number,

•       shares or dollar amount to be redeemed, and

•       authorized signature(s) of all persons required to sign for the account.

•        Mail to:
American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643

•       Other supporting documents may be required for estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Call (800) 658-5811 for instructions.

•       Proceeds will only be mailed to the account address of record or transmitted by wire to a commercial bank account designated on the account application form.

To protect the AB Fund and your account from fraud, a STAMP 2000 Medallion signature guarantee is required for redemption orders:

•       with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

How to Redeem Investor Class Shares	How to Redeem Y Class Shares

The AB Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public can not provide a signature guarantee. Call (800) 658-5811 for instructions and further assistance.

•       for an account requesting payment by check whose address has changed within the last 30 days.

The AB Fund only accepts STAMP 2000 Medallion signature guarantees, which may be obtained at most banks, broker-dealers and credit unions. A notary public can not provide a signature guarantee. Call (800) 658-5811 for instructions and further assistance.

Via “My Account” on www.americanbeaconfunds.com

•       Proceeds will only be mailed to the account address of record, transmitted by wire to a commercial bank account designated on the account application form or transferred via ACH to your bank account as designated on the account application form.

•       If bank instructions were not included on the account application form, please call (800) 658-5811 to establish bank instructions.

•       The minimum amount is $500 for a wire and $50 for a check or ACH.

Via “My Account” on www.americanbeaconfunds.com

If you have established bank instructions for your account, you may request a redemption by selecting “My Account” on www.americanbeaconfunds.com. To establish bank instructions, please call (800) 658-5811.

By Pre-Authorized Automatic Redemption

•       Fill in required information on the account application or establish via www.americanbeaconfunds.com ($50 minimum).

•       Proceeds will be transferred automatically from your Fund account to your bank account via ACH on or about the 15th day of each month. If you establish automatic redemption through www.americanbeaconfunds.com, you can choose the date and frequency of transfer.

N/A
By Exchange • Send a written request to the address	By Exchange Send a written request to the address above, visit

How to Redeem Investor Class Shares	How to Redeem Y Class Shares

         above, call (800) 658-5811 and use the Automated Voice Response System or speak to a representative, or visit www.americanbeaconfunds.com.

•       A $2,500 minimum is required to establish a new account in the Investor Class of another American Beacon Fund by making an exchange.

•       The minimum amount for each exchange is $50.

www.americanbeaconfunds.com or call (800) 658-5811 to exchange shares.

Tax Information

The AB Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

You will generally be taxed on the AB Fund’s distributions, regardless of whether you reinvest them in additional Fund shares or receive them in cash. The AB Fund’s distributions of net investment income (including net short-term capital gain) are taxable to you as ordinary income. The AB Fund’s distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the AB Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals at a maximum federal income tax rate of 15% (0% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the AB Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the AB Fund (with respect to the portfolio securities on which it receives the dividends) and the shareholder (with respect to its Fund shares). The AB Fund’s distribution of dividends that it receives from REIT’s generally do not constitute qualified dividend income.

A distribution reduces the NAV of the AB Fund’s shares by the amount of the distribution. If you purchase shares prior to a distribution of net capital gain or net investment income, you are taxed on the distribution even though it represents a return of your investment.

The sale (redemption) of AB Fund shares is a taxable transaction for federal income tax purposes. You will recognize a gain or loss on such a transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the AB Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will generally be treated as long-term capital gain or loss if you held the AB Fund shares for more than one year at the time of the sale. Any capital loss arising from the sale of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The AB Fund will be required to withhold federal income tax at a 28% rate on all distributions of net capital gain or net investment income and redemption proceeds (regardless of whether you realize a gain or loss) otherwise payable to you if you fail to provide the AB Fund with your correct taxpayer identification number or, with respect to those distributions, if you fail to make required certifications or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your federal income tax liability.

Investment income the AB Fund receives from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The AB Fund will mail you a statement containing information about the income tax status of distributions paid during a calendar year soon after December 31 of that year. For further information about the tax effects of investing in the AB Fund, including state and local tax matters, please see the SAI and consult your tax adviser.

Dividends and other Distributions of AB Fund Shares

     The AB Fund declares dividends from net investment income and pays them annually. Any net capital gain and net gains from foreign currency transactions the AB Fund realizes are distributed at least annually.

     Most investors have their dividends and capital gain distributions from a fund reinvested in additional shares of the same class of the fund. If you choose this option, or if you do not indicate any choice, your dividends and capital gain distributions will be reinvested in additional AB Fund shares. Alternatively, you may choose to have your dividends and capital gain distributions mailed to you or sent directly to your bank account. If you do not elect to have the proceeds reinvested, and the dividend or distribution amount is less than $10, your proceeds will be automatically reinvested. If five or more of your dividend and capital gain distribution checks remain uncashed after 180 days, all subsequent dividends and capital gain distributions may be reinvested. For federal income tax purposes, dividends and capital gain distributions are treated the same whether they are received in cash or reinvested.

Master-Feeder Structure

     Under a master-feeder structure, a “feeder” fund invests all of its investable assets in a “master” fund with the same investment objective. The “master” fund purchases securities for investment. The master-feeder structure works as follows:

Investor

↓     purchases shares of

Feeder Fund

↓     which invests in

Master Fund

↓     which buys

Investment Securities

     Each Master-Feeder Fund can withdraw its investment in its corresponding portfolio at any time if the Board of Trustees determines that it is in the best interest of the Fund and its shareholders to do so. A change in a portfolio’s fundamental objective, policies and restrictions, which is not approved by the shareholders of its corresponding Fund, could require that Fund to redeem its interest in the portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the portfolio. Should such a distribution occur, that Fund could incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for that Fund and could affect adversely the liquidity of the Fund. If a Master-Feeder Fund withdraws its investment in its corresponding portfolio, the Fund’s assets will be invested directly in investment securities or in another master fund, according to the investment policies and restrictions described in this Prospectus.

APPENDIX D

FINANCIAL HIGHLIGHTS OF THE AB FUND

     The AB Fund will adopt the financial statements of the CNL Fund. The financial highlights table is intended to help you understand the CNL Fund’s financial performance for the past five (5) years, or, if shorter, the period of the Fund’s operation. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the CNL Fund (assuming reinvestment of all dividends and other distributions).

This information below has been audited by PricewaterhouseCoopers LLP, whose report, along with the CNL Fund’s financial statements, is included in the CNL Fund’s annual report, which is available upon request.

Class A Shares of the CNL Fund	Six Months Ended June 30, 2009 (Unaudited)	Year ended December 31, 2008	Year ended December 31, 2007[a]
Selected Per Share Data
Net asset value, beginning of year	$4.61		$8.64	$10.00
Income (loss) from investment operations:
Net investment income (loss)b	0.07		0.10	0.07
Net realized and unrealized gain (loss) on investment transactions	0.32		(4.06)	(1.35)
Total from investment operations	0.39		(3.96)	(1.28)
Less distributions from:
Net investment income	(0.05)		(0.07)	(0.08)
Total distributions to shareholders	(0.05)		(0.07)	(0.08)
Redemption Fees	0	.00[c]	0.00	–
Net asset value, end of year	$4.95		$4.61	$8.64
Total Return (%)[d]	8	.68[e]	(45.91)	(12	.77)[e]
Ratios to Average Net Assets and Supplemental Data
Net Assets, End of Year (000s)	$2,207		$1,241	$61
Ratio of expenses before expense waiver/reimbursement (%)	4	.53[f]	4.99	29	.19[f]
Ratio of expenses after expense waiver/reimbursement (%)	1	.80[f]	1.80	1	.80[f]
Ratio of net investment income (loss) (%)g	3	.40[f]	1.69	4	.30[f]
Portfolio turnover rate (%)	41[e]		25	6[e]

(a)       For the period from October 26, 2007 (commencement of operations) to December 31, 2007.

(b)       Per share amounts have been calculated using the average shares method.

(c)       Amount is less than $0.005 per share.

(d)       Does not reflect sales charges, which would reduce return.

(e)       Not annualized.

(f)       Annualized.

(g)       Differences between classes are impacted by the timing of subscriptions and the timing of dividend income earned by the Fund.

D-1

Institutional Class Shares of the CNL Fund	Six Months Ended June 30, 2009 (Unaudited)	Year ended December 31, 2008	Year ended December 31, 2007[a]

Selected Per Share Data
Net asset value, beginning of year	$4.62		$8.64		$10.00
Income (loss) from investment operations:
Net investment income (loss)b	0.08		0.13		0.04
Net realized and unrealized gain (loss) on investment transactions	0.32		(4.06)		(1.31)
Total from investment operations	0.40		(3.93)		(1.27)
Less distributions from:
Net investment income	(0.06)		(0.09)		(0.09)
Total distributions to shareholders	(0.06)		(0.09)		(0.09)
Redemption Fees	0	.00[c]	0	.00[c]	–
Net asset value, end of year	$4.96		$4.62		$8.64
Total Return (%)	4	.79[d]	(45.66)		(12	.73)[d]
Ratios to Average Net Assets and Supplemental Data
Net Assets, End of Year (000s)	$20,637		$26,880		$4,517
Ratio of expenses before expense waiver/reimbursement (%)	4	.27[e]	5.49		28	.94[e]
Ratio of expenses after expense waiver/reimbursement (%)	1	.55[e]	1.55		1	.55[e]
Ratio of net investment income (loss) (%)[f]	3	.65[e]	2.09		2	.45[e]
Portfolio turnover rate (%)	41[d]		25		6[d]

(a)       For the period from October 26, 2007 (commencement of operations) to December 31, 2007.

(b)       Per share amounts have been calculated using the average shares method.

(c)       Amount is less than $0.005 per share.

(d)       Not annualized.

(e)       Annualized.

(f)       Differences between classes are impacted by the timing of subscriptions and the timing of dividend income earned by the Fund.

D-2

STATEMENT OF ADDITIONAL INFORMATION

To Combined Proxy Statement and Prospectus

AMERICAN BEACON FUNDSSM
American Beacon Global Real Estate Fund

Investor Class Shares
Y Class Shares

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1 (800) 658-5811

January 22, 2010

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Combined Proxy Statement and Prospectus dated January 22, 2010 (the “Proxy/Prospectus”), for the Special Meeting of Shareholders of the CNL Global Real Estate Fund, (the “CNL Fund”) the sole series of The CNL Funds, a Delaware statutory trust, to be held on February 22, 2010. A copy of the Proxy/Prospectus is available by calling the above number.

TABLE OF CONTENTS

Organization and History of the Fund	2
Non-Principal Investment Strategies and Risks	2
Investment Restrictions	3
Temporary Defensive Position	4
Portfolio Turnover	4
Disclosure of Portfolio Holdings	4
Trustees and Officers of the Trust	6
Code of Ethics	10
Proxy Voting Policies	10
Control Persons and 5% Shareholders	10
Investment Advisory Agreements	10
Management, Administrative and Distribution Services	11
Other Service Providers	12
Portfolio Managers	12
Portfolio Securities Transactions	14
Redemptions in Kind	15
Tax Information	15
Description of the Trust	16
Financial Statements	16
Other Information	16
Appendix A: Proxy Voting Policy and Procedures for the Trust	A-1
Appendix B: Proxy Voting Policy and Procedures for the Sub-Adviser	B-1

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate investment portfolio of the American Beacon Funds (the “Trust”), a no-load, open-end management investment company organized as a Massachusetts business trust on January 16, 1987, and is managed by American Beacon Advisors, Inc. (the “Manager”). The Fund constitutes a separate investment portfolio with a distinct investment objective, purpose and strategy and is diversified. The Fund is comprised of two classes of shares designed to meet the needs of different groups of investors – Investor Class and Y Class.

NON-PRINCIPAL INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies described in the Prospectuses, the Fund may:

Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankeedollar and Eurodollar bank certificates of deposit, time deposits, bankers’ acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two nationally recognized statistical rating organizations (“Rating Organizations”) rating that security, such as Standard & Poor’s Ratings Services (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”), or rated in one of the four highest rating categories by one Rating Organization if it is the only Rating Organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of of the Fund’s debt allocations. The Fund, at the discretion of the Manager or the Sub-Adviser, may retain a debt security that has been downgraded below the initial investment criteria.

The Fund may:

1.     Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated account of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2.     Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), or exemptive relief granted by the Securities and Exchange Commission (“SEC”).

3.     Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33 1/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund’s investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4.     Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the Sub-Adviser, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5.     Purchase securities in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (“1933 Act”), and resold to qualified institutional buyers under Rule 144A under the 1933 Act (“Section 4(2) securities”).

INVESTMENT RESTRICTIONS

The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, “all of the Fund’s investable assets” means that the only investment securities that will be held by the Fund will be the Fund’s interest in the investment company.

The following discusses the investment policies of the Fund and the Board.

In addition to the investment objectives noted in the Prospectuses, the following nine restrictions have been adopted by the Fund and may be changed only by the majority vote of the Fund’s outstanding interests. “Majority of the outstanding voting securities” under the 1940 Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders’ meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

1.     purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in REITS, REOCS and securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Fund’s prospectus. The Fund may hold real estate and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities.

2.     Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3.     Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4.     Lend any security or make any other loan except (i) as otherwise permitted under the 1940 Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund’s investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5.     Issue any senior security except as otherwise permitted (i) under the 1940 Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6.     Borrow money, except as otherwise permitted under the 1940 Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7.     Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund’s total assets.

8.     Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; (ii) municipalities and their agencies and authorities are not deemed to be industries and (iii) this limitations does not apply to securities issued by real estate and real estate-related companies (in which the Fund intends to concentrate).

The above percentage limits are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected.

The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1.     Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2.     Purchase securities on margin or effect short sales, except that the Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Board.

TEMPORARY DEFENSIVE POSITION

While assuming a temporary defensive position, the Fund may invest in cash or cash equivalent short-term investment grade obligations, including: obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers’ acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund’s transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1.

a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders and publicly available filings of Form N-CSR with the SEC within seventy days of the end of each fiscal semi-annual period;

2.	a complete list of holdings for the Fund as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter;
3.	a complete list of holdings for the Fund as of the end of each month on the Fund’s website (www.americanbeaconfunds.com) approximately thirty days after the end of the month;
4.

ten largest holdings for the Fund as of the end of each calendar quarter on the Fund’s website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Occasionally, certain interested parties – including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others – may request portfolio holdings information that has not yet been publicly disclosed by the Fund. As a policy, the Fund controls the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only where it is determined that (i) there is a legitimate business purpose for the information, (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders.

Third Party Service Providers. The Fund has ongoing arrangements with third party service providers that require access to holdings to provide services necessary to the Fund’s operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information. The service providers have a duty to keep the Fund’s nonpublic information confidential either through written contractual arrangements with the Manager and the Fund or by the nature of their role with respect to the Fund. The Fund has determined that selective and complete disclosure of holdings information to Fund counsel, auditors and the following service providers fulfills a legitimate business purpose and is in the best interest of shareholders: State Street. State Street serves as the Trust’s custodian, accountant, and pricing agent. State Street has access to complete Fund holdings on a daily basis with no lag.

Certain third parties are provided with non-public information on particular holdings (not a complete list). These third parties include: broker-dealers, borrowers of the Fund’s portfolio securities, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities receive limited holdings information on a current basis with no lag. Potential borrowers of the Fund’s securities receive information pertaining to the Fund’s securities available for loan. Such information is provided on a current basis with no lag. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused non-public holdings information.

Rating and Ranking Organizations. The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund. The Fund has determined that selective and complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. The Fund has the following arrangements with rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Organization	Frequency of Disclosure	Lag
Bloomberg	Quarterly	Day following disclosure on Fund’s website
Lipper/Reuters	Monthly	5 business days
Morningstar	Monthly	Day following disclosure on Fund’s website
Standard & Poor’s Ratings Services	Monthly	2 business days
Thomson Financial Research	Quarterly	Day following disclosure on Fund’s website

The rating and ranking organizations receiving fund holdings information prior to disclosure on the Fund’s website have provided written assurances that they will keep the information confidential and will not trade based on the information. For those rating and ranking organizations that have not provided such assurances, the Fund withholds disclosure of fund holdings information until the day following disclosure on the Fund’s website.

Selective disclosure of nonpublic portfolio holdings information to parties other than rating and ranking organizations or service providers must meet all of the following conditions:

1.	Recipients of portfolio holdings information must agree in writing to keep the information confidential and not to trade based on the information;
2.	Holdings may only be disclosed as of a month-end date;
3.	No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and
4.	A member of the Manager’s Compliance Department must approve requests for holdings information.

In determining whether to approve a request for portfolio holdings disclosure, the Compliance Department shall consider the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style of the Fund (e.g. passive versus active management), and any other factors it deems relevant. In its analysis, the Compliance Department shall attempt to uncover any apparent conflict between the interests of Fund shareholders on the one hand and those of the Manager or any affiliated person of the Fund on the other. For example, the Compliance Department will inquire whether the Manager has entered into any special arrangements with the requestor to share confidential portfolio holdings information in exchange for a substantial investment in the Fund or other products managed by the Manager. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the

Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager will present the details of the request to the Board who will either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining the requests for selective disclosure and any violations of the Holdings Policy during the period.

The Compliance Department will determine whether a historical pattern of requests by the same individual or entity constitutes an “ongoing arrangement” and thus requires disclosure in the SAI.

TRUSTEES AND OFFICERS OF THE TRUST

The Board provides broad supervision over the Trust’s affairs. The Manager is responsible for the management of Trust assets, and the Trust’s officers are responsible for the Trust’s operations. The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. Unless otherwise indicated, the address of each person listed below is 4151 Amon Carter Boulevard, MD 2450, Fort Worth, Texas 76155. Each Trustee oversees twenty funds in the fund complex that includes the Trust, the American Beacon Master Trust, the American Beacon Mileage Funds, and the American Beacon Select Funds.

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (72)	Trustee since 1996

Sole Shareholder of a professional corporation which is a Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Director, Clear Channel Communications (1984-2008); Trustee, CenterPoint Properties (1994-2006); Member, Board of Trustees, Southern Methodist University; Member, Board of Visitors, M.D. Anderson Hospital; Board of Visitors, Zale/Lipshy Hospital; Trustee, American Beacon Mileage Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES
Term Lifetime of Trust until removal, resignation or retirement*

W. Humphrey Bogart (65)	Trustee since 2004

Board Member, Baylor University Medical Center Foundation (1992-2004); Consultant, New River Canada Ltd. (mutual fund servicing company) (1998-2003); President and CEO, Allmerica Trust Company, NA (1996-1997); President and CEO, Fidelity Investments Southwest Company (1983-1995); Senior Vice President of Regional Centers, Fidelity Investments (1988-1995); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Brenda A. Cline (49)	Trustee since 2004

Executive Vice President, Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Trustee, Texas Christian University (1998-Present); Trustee, W.I. Cook Foundation, Inc. (d/b/a Cook Children’s Health Foundation) (2001-2006); Director, Christian Church Foundation (1999-2007); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Richard A. Massman (66)	Trustee since 2004 Chairman since 2008

Consultant and General Counsel Emeritus (2009-Present) and Senior Vice President and General Counsel (1994-2009), Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities); Chairman (2007-Present) and Director (2005-Present), The Dallas Opera Foundation; Chairman (2006-Present) and Director (2005-Present), Temple Emanu-El Foundation; Trustee, Presbyterian Healthcare Foundation (2006-Present); Trustee, American Beacon Mileage Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

R. Gerald Turner (64)	Trustee since 2001

President, Southern Methodist University (1995-Present); Director, ChemFirst (1986-2002); Director, J.C. Penney Company, Inc. (1996-Present); Director, California Federal Preferred Capital Corp. (2001-2003); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Director, First Broadcasting Investment Partners, LLC (2003-2007); Member, Salvation Army of Dallas Board of Directors; Member, Methodist Hospital Advisory Board; Co-Chair, Knight Commission on Intercollegiate Athletics; Trustee, American Beacon Mileage Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present).

Thomas M. Dunning (66)	Trustee since 2008

Consultant, (2008-Present); Chairman (2003-2008) and Chief Executive Officer (2003-2007), Lockton Dunning Benefits (consulting firm in employee benefits); Director, Oncor Electric Delivery Company LLC (2007-Present); Immediate Past Chairman and Board Member (2003-Present), Dallas Citizens Council; Director, Baylor Health Care System Foundation (2007-Present); State Vice Chair, State Fair of Texas (1987-Present); Board Member, Southwestern Medical Foundation (1994-Present); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Eugene J. Duffy (55)	Trustee since 2008

Principal and Executive Vice President, Paradigm Asset Management (1994-Present); Director, Sunrise Bank of Atlanta (2008-Present); Chairman, Special Contributions Fund Board of Trustees, National Association for the Advancement of Colored People (2007-Present); Trustee, National Association for the Advancement of Colored People (2000-Present); Board of Visitors, Emory University (2006-Present); Trustee, Atlanta Botanical Garden (2006-Present); Board Member, Willie L. Brown Jr. Institute on Politics and Public Service (2001-Present); Chair, National Association of Securities Professionals (2000-2002); Deputy Chief Administrative Officer, City of Atlanta (1985-1990); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Paul J. Zucconi, CPA (68)	Trustee since 2008

Director, Affirmative Insurance Holdings, Inc. (producer of nonstandard automobile insurance) (2004-Present); Director, Titanium Metals Corporation (producer of titanium melted and mill products and sponge) (2002-Present); Director, Torchmark Corporation (life and health insurance products) (2002-Present); Director, National Kidney Foundation serving North Texas (2003-Present); Director, Dallas Chapter of National Association of Corporate Directors (2004-Present); Partner, KPMG (1976-2001); Trustee, American Beacon Mileage Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present).

Name, Age and Address	Position, Term of Office and Length of Time Served with each Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS
Term One Year

William F. Quinn (61)	Executive Vice President from 2007 to 2008 and 2009 to Present President from 1987 to 2007 Trustee from 1987 to 2008

Executive Chairman (2009-Present), Chairman (2006-2009), CEO (2006-2007), President (1986-2006), and Director (2003-Present), American Beacon Advisors, Inc.; Chairman (1989-2003) and Director (1979-1989, 2003-Present), American Airlines Federal Credit Union; Director, Hicks Acquisition I, Inc. (2007-2009); Director, Crescent Real Estate Equities, Inc. (1994-2007); Director, Pritchard, Hubble & Herr, LLC (investment adviser) (2001-2006); Director of Investment Committee, Southern Methodist University Endowment Fund (1996-Present); Member, Southern Methodist University Cox School of Business Advisory Board (1999-2002); Member , New York Stock Exchange Pension Managers Advisory Committee (1997-1998, 2000-2002, 2006-Present); Vice Chairman (2004-2007) and Chairman (2007-Present), Committee for the Investment of Employee Benefits; Director, United Way of Metropolitan Tarrant County (1988-2000, 2004-Present); Trustee (1995-2008) and President (1995-2007, 2008-Present), American Beacon Mileage Funds; Trustee (1999-2008) and President (1999-2007, 2008-Present), American Beacon Select Funds; Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds, plc (2007-Present).

Gene L. Needles, Jr. (54)	President Since 2009 Executive Vice President 2009

President, CEO and Director (2009-Present), American Beacon Advisors, Inc.; President (2008-2009), Touchstone Investments; President (2003-2007), CEO (2004-2007), Managing Director of Sales (2002-2003), National Sales Manager (1999-2002), and Regional Sales Manager (1993-1999), AIM Distributors.

Rosemary K. Behan (50)	VP, Secretary and Chief Legal Officer since 2006

Vice President, Legal and Compliance, American Beacon Advisors, Inc. (2006-Present); Assistant General Counsel, First Command Financial Planning, Inc. (2004-2006); Attorney, Enforcement Division, Securities and Exchange Commission (1995–2004).

Brian E. Brett (49)	VP since 2004	Vice President, Director of Sales and Marketing, American Beacon Advisors, Inc. (2004-Present); Regional Vice President, Neuberger Berman, LLC (investment adviser) (1996-2004).

Wyatt L. Crumpler (43)	VP since 2007

Vice President, Asset Management, American Beacon Advisors, Inc. (2007-Present); Managing Director of Corporate Accounting (2004-2007) and Director of IT Strategy and Finance (2001-2004), American Airlines, Inc.

Michael W. Fields (55)	VP since 1989

Vice President, Fixed Income Investments, American Beacon Advisors, Inc. (1988-Present); Director, American Beacon Global Funds SPC (2002-Present); Director, American Beacon Global Funds plc (2007-Present).

Rebecca L. Harris (42)	Treasurer since 1995	Vice President, Finance, American Beacon Advisors, Inc. (1995-Present).

Christina E. Sears (38)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Chief Compliance Officer (2004-Present) and Senior Compliance Analyst (1998-2004), American Beacon Advisors, Inc.

*

The Board has adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 72, provided, however, that the board may determine to grant one or more annual exemptions to this requirement.

**

Mr. Feld is deemed to be an “interested person” of the Trust and Master Trust, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two years to the Manager and one or more of the Trust’s sub- advisers.

The Trust has an Audit and Compliance Committee (“Audit Committee”), consisting of Ms. Cline (Chair) and Messrs. Zucconi and Dunning. Mr. Massman, as Chairman of the Trust, serves on the Audit Committee in an ex-officio capacity. None of the members of the committee are “interested persons” of the Trust, as defined by the 1940 Act. As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; (d) to oversee the Trust’s compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures (“Compliance Program”); and (e) to coordinate the Board’s oversight of the Trust’s Chief Compliance Officer in connection with his or her implementation of the Trust’s Compliance Program. The Audit and Compliance Committee met four times during the fiscal year ended December 31, 2009.

The Trust has a Nominating and Governance Committee (“Nominating Committee”) that is comprised of Messrs. Feld (Chair) and Turner. Mr. Massman, as Chairman of the Trust, serves on the Nominating Committee in an ex-officio capacity. As set forth in its charter, the Nominating Committee’s primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chairman of the Board; (c) to evaluate qualifications of potential “interested” members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Fund. The Nominating and Governance Committee met four times during the fiscal year ended December 31, 2009.

The Trust has an Investment Committee that is comprised of Messrs. Bogart (Chair) and Duffy. Mr. Massman, as Chairman of the Trust, serves on the Investment Committee in an ex-officio capacity.. As set forth in its charter, the Investment Committee’s primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisers to the Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisers to the Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-adviser; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of the Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-adviser, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four times during the fiscal year ended December 31, 2009.

The Trustees who owned shares of the Fund are listed in the following tables with the dollar range of their ownership in the Fund and the Trust as a whole as of the calendar year ended December 31, 2009.

	INTERESTED	NON-INTERESTED
	Feld	Bogart	Cline	Massman	Turner	Dunning	Duffy	Zucconi
Global Real Estate Aggregate Dollar Range of Equity Securities in all Trusts (20 Funds)	None	None	None	None	None	None	None	None
	Over $100,000	$10,001-$50,000	$10,001-$50,000	Over $100,000	Over $100,000	None	None	$10,001-$50,000

As compensation for their service to the Trust, the American Beacon Mileage Funds, the American Beacon Select Funds and the Master Trust (collectively, the “Trusts”), each Trustee is compensated as follows: (1) an annual retainer of $110,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $2,500 for attendance by Board members at quarterly Board meetings, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and (c) $1,500 for attendance by Committee members at meetings of the Nominating Committee; and (3) reimbursement of reasonable expenses incurred in attending such Board and Committee meetings.

Mr. Massman was elected as Chairman April 15, 2008. For his service as Chairman, Mr. Massman will receive an additional annual payment of $15,000. Total compensation (excluding reimbursements) is reflected in the following table for the fiscal year ended December 31, 2009. The compensation amounts below include the flight service charges paid by the Trusts to American Airlines, Inc.

Name of Trustee	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From the Trusts (20 funds)
INTERESTED TRUSTEES
Alan D. Feld	$114,343	$0	$127,000

NON-INTERESTED TRUSTEES
W. Humphrey Bogart	$119,295	$0	$132,500
Brenda A. Cline Eugene J. Duffy Thomas M. Dunning Richard A. Massman R. Gerald Turner Paul J. Zucconi	$119,295 $119,295 $119,295 $132,800 $112,092 $119,295	$0 $0 $0 $0 $0 $0	$132,500 $132,500 $132,500 $147,500 $124,500 $132,500

The Boards have adopted an Emeritus Trustee and Retirement Plan (“Plan”). The Plan provides that a Trustee who has served on the Boards as of June 4, 2008, and who has reached a mandatory retirement age established by the Board (currently 72) is eligible to elect Trustee Emeritus status. The Boards, through a majority vote, may determine to grant one or more annual exemptions to this mandatory retirement requirement. Additionally, a Trustee who has served on the Board of one or more Trusts for at least 5 years as of June 4, 2008, may elect to retire from the Boards at an earlier age and immediately assume Trustee Emeritus status.

A person may serve as a Trustee Emeritus and receive related retirement benefits for a period up to a maximum of 10 years. Only those Trustees who retire from the Boards and elect Trustee Emeritus status may receive retirement benefits under the Plan. A Trustee Emeritus must commit to provide certain ongoing services and advice to the Board members and the Trusts; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund.

CODE OF ETHICS

The Manager, the Trust and the Sub-Adviser have each adopted a Code of Ethics (“Code”) under Rule 17j-1 of the 1940 Act. Each Code significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by the Fund. In addition, the Manager’s and Trust’s Codes require employees to report trades in shares of the Trust. Each Code is on public file with, and may be obtained from, the SEC.

PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Trust has adopted a Proxy Voting Policy and Procedures (the “Policy”) that sets forth guidelines and procedures designed to ensure that the Manager and Sub-Adviser vote such proxies in the best interests of Fund shareholders. The Policy includes procedures to address potential conflicts of interest between the Fund’s shareholders and the Manager, the Sub-Adviser or their affiliates. Please see Appendix A for a copy of the Policy, as amended. The Sub-Adviser’s proxy voting policy and procedures are included in their entirety in Appendix B. The Fund’s proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC’s website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC’s website.

CONTROL PERSONS AND 5% SHAREHOLDERS

As of the date of the SAI, the Fund has not commenced operations and thus, there are no outstanding shareholders.

INVESTMENT ADVISORY AGREEMENTS

Below is information regarding the controlling persons or entities of the Fund’s Sub-Adviser. According to the 1940 Act, a person or entity with control with respect to an investment adviser has “the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company.” Persons and entities affiliated with the Sub-Adviser are considered affiliates for the portion of Fund assets managed by the Sub-Adviser.

The Sub-Adviser is CB Richard Ellis Global Real Estate Securities, LLC, a Delaware limited liability company. The Sub-Adviser is an indirect wholly owned subsidiary of CNL Financial Group, Inc., one of the largest, privately held real estate investment and development companies in the United States that has been in business since 1973. The Sub-Adviser is located at 450 South Orange Avenue, Orlando, FL 32801. The Sub-Adviser is a subsidiary of CB Richard Ellis Investors, LLC, which is the real estate investment management affiliate and wholly-owned subsidiary of CB Richard Ellis Group, Inc.

Pursuant to an investment advisory agreement, the Manager has agreed to pay an annualized advisory fee to the Sub-Adviser according to the following schedule.

0.50% on the first $100 million in assets
0.45% on the next $50 million in assets
0.40% on the next $150 million in assets
0.35% on the next $200 million in assets
0.30% on assets over $500 million.

The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days’ nor more than sixty (60) days’ written notice to the Sub-Adviser, or by the Sub-Adviser upon sixty (60) days’ written notice to the Trust. The Investment Advisory Agreement will continue in effect provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

The Manager

The Manager is a wholly owned subsidiary of Lighthouse Holdings, Inc. (“Lighthouse”), which is indirectly controlled by investment funds affiliated with Pharos Capital Group, LLC (“Pharos”) and TPG Capital, L.P. (“TPG”). The Manager is paid a management fee as compensation for paying investment advisory fees and for providing the Trust with advisory and asset allocation services. Pursuant to management and administrative services agreements, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust’s operations. This includes:

•	complying with reporting requirements;
•	corresponding with shareholders;
•	maintaining internal bookkeeping, accounting and auditing services and records; and
•	supervising the provision of services to the Trust by third parties.

Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, is the distributor and principal underwriter of the Fund’s shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager, Foreside receives a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust.

In addition to its oversight of the Sub-Adviser, the Manager invests the portion of all Fund assets that the Sub-Adviser determines to be allocated to high quality short-term debt obligations.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, fund accounting, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund’s tax returns; interest; costs of Trustee and shareholder meetings; printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund’s existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of non-interested Trustees; insurance and fidelity bond premiums; fees paid to consultants providing reports regarding adherence by the Sub-Adviser to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the Sub-Adviser; and any extraordinary expenses of a nonrecurring nature.

The management agreement provides for the Manager to receive an annualized management fee that is calculated and accrued daily, equal to 0.05% of the net assets of the Fund. In addition, the Fund pays the Manager the amount due to the Sub-Adviser. The Manager then remits this amounts to the Sub-Adviser.

The Investor Class and Y Class adopted a Service Plan (collectively, the “Plans”). The Service Plan for the Investor Class provides that the Fund will pay up to 0.375% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Service Plan for the Y Class provides that the Fund will pay 0.10% per annum of its average daily net assets to the Manager (or another entity approved by the Board). The Manager or these approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Investor and Y Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund’s “Other Expenses” in the Table of Fees and Expenses in the Investor and Y Class Prospectuses, will be payable monthly in arrears. The fees for the Investor Class Funds will be paid on the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plan for the Investor Class. The fees for the Y Class Funds will be paid without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the entity for the services provided pursuant to the Plan for the Y. Class. Thus, the Manager may realize a profit or a loss based upon its actual servicing-related expenditures for the Y Class. The primary expenses expected to be incurred under the Plans are transfer agency fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers.

The Fund is expected to commence operations on March 1, 2010. Accordingly, no management, administrative fees or other service fees were paid during the previous three fiscal years for services provided to the Fund.

The Manager may pay additional compensation and/or provide incentives (out of its own resources and not as an expense of the Fund) to certain brokers, dealers, or other financial intermediaries (“Financial Intermediaries”) in connection with the sale, distribution, retention and/or servicing of Fund shares (“revenue sharing payments”). The amount of these revenue sharing payments is determined at the discretion of the Manager from time to time, may be substantial, and may be different for different Financial Intermediaries based on, for example, the nature of the services provided by the Financial Intermediary.

Such revenue sharing payments are intended to provide additional compensation to Financial Intermediaries for various services which may include, but is not limited to, some or all of the following: advertising and marketing campaigns for the Fund; granting personnel of the Manager reasonable access to a Financial Intermediary’s personnel responsible for recommending the Fund; allowing the Manager’s personnel to attend conferences; periodic and ongoing education and training of Financial Intermediary personnel regarding the Fund; and explaining to clients the features and characteristics of the Fund. In addition, the Manager may provide financial assistance to Financial Intermediaries by sponsoring conferences. The Manager may make other payments or allow other promotional incentives to Financial Intermediaries to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations.

Receipt of, or the prospect of receiving, this additional compensation may influence a Financial Intermediary’s recommendation of the Fund or of any particular share class of the Fund. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You should review your Financial Intermediary’s compensation disclosure and/or talk to your Financial Intermediary to obtain more information on how this compensation may have influenced your Financial Intermediary’s recommendation of the Fund.

In addition to the compensation described above, the Manager may pay fees to Financial Intermediaries and their affiliated persons for maintaining Fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Because some subaccounting fees are directly related to the number of accounts and assets for which a Financial Intermediary provides services, these fees will increase with the success of the Financial Intermediary’s sales activities.

The Manager is motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of Financial Intermediaries. To the extent Financial Intermediaries sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Manager benefits from the incremental management and other fees paid to the Manager by the Fund with respect to those assets.

OTHER SERVICE PROVIDERS

State Street, located at One Lincoln Street. Boston, Massachusetts, is the transfer agent for the Trust and provides transfer agency services to Fund shareholders through its affiliate Boston Financial Data Services, located at 330 W. 9th Street, Kansas City, Missouri. State Street also serves as custodian for the Fund. In addition to its other duties as custodian, pursuant to instructions given by the Manager, State Street invests certain excess cash balances of certain funds in various futures contracts. The independent registered public accounting firm for the Fund is Ernst & Young LLP, Suite 2000, 2323 Victory Avenue, Dallas, Texas.

PORTFOLIO MANAGERS

The portfolio managers to the Fund (the “Portfolio Managers”) have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager’s firm and is set forth below. The number of accounts and assets is shown as of December 31, 2009.

Name of Investment Adviser and Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts

American Beacon Advisors, Inc.
Wyatt Crumpler	N/A	N/A	3 ($10.2 bil)	N/A	N/A	N/A
William F. Quinn	N/A	N/A	3 ($10.2 bil)	N/A	N/A	N/A

CB Richard Ellis Global Real Estate Securities, LLC
Jeremy Anagnos	1 (28 mil)	19 (1.34 bil)	11 (741 mil)	N/A	1 (36 mil)	5 (364 mil)
Steve Carroll	1 (28 mil)	19 (1.34 bil)	11 (741 mil)	N/A	1 (36 mil)	5 (364 mil)
William Morrill	1 (28 mil)	19 (1.34 bil)	11 (741 mil)	N/A	1 (36 mil)	5 (364 mil)

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager’s management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and the Sub-Adviser of any foreseeable material conflicts of interest that may arise from the concurrent management of Fund and other accounts as of the end of the Fund’s most recent fiscal year. The information regarding potential conflicts of interest of the sub-advisers was provided by each firm.

The Manager The Manager’s Portfolio Managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds. The Manager typically assigns funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between the Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Portfolio Managers of the Manager with responsibility for the Fund are also responsible for managing, among other accounts, the pension assets for AMR Corporation and its subsidiaries (“AMR Pension Accounts”). These Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisers who invest the assets of the Fund and AMR Pension Accounts. The same investment process and overall investment strategies are used for both the Fund and the AMR Pension Accounts. Potential conflicts of interest may occur when the Manager’s Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. This potential conflict of interest was disclosed to the Board in connection with the process of approving the Manager as an investment adviser to the Fund.

CB Richard Ellis Global Real Estate Securities, LLC If the Sub-Adviser believes that there is a conflict in relation to trading securities between the interests of the Sub-Adviser and a client or between one client and another or multiple clients, then the Sub-Adviser must contact the clients involved to obtain their consent prior to trading. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As a result, the Sub-Adviser does not believe that any of these potential sources of conflicts of interest will affect the Sub-Adviser’s professional judgment in managing the Fund. When necessary, the Sub-Adviser shall address known conflicts of interests in its trading practices by disclosure to clients and/or in its Form ADV or other appropriate action. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation

The Portfolio Managers are compensated in various forms by their respective investment adviser. Following is a description provided by each investment adviser regarding the structure of and criteria for determining the compensation of each Portfolio Manager.

The Manager Compensation of the Manager’s Portfolio Managers is comprised of base salary, annual cash bonus, and in stock options to purchase shares of stock in the parent corporation of the Manager’s parent company. Each Portfolio Manager’s base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager’s annual cash bonus plan. The amount of the total bonus pool is based upon several factors including (i) profitability of the Manager, (ii) organic growth of assets under management and (iii) the relative investment performance of the assets managed by the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager’s level of responsibility. Portfolio Managers are encouraged to pursue a low-volatility management approach that will provide above average returns with below average volatility. Bonus awards reflect their success in achieving this goal and other individual performance goals. Additionally, the Portfolio Managers participate in the Manager’s stock option plan. Participation in this plan is offered to all personnel of the Manager.

CB Richard Ellis Global Real Estate Securities, LLC The Sub-Adviser’s Co-Chief Investment Officers are remunerated with base salary and a significant interest in the Sub-Adviser. Such persons, senior management and senior investment staff of the Sub-Adviser hold a significant interest in the company and, as such, a significant portion of their compensation is tied to the profits and performance of the company.

Aside from the Co-Chief Investment Officers, the investment staff is remunerated with a base salary, a performance bonus and, in some cases, a material profits interest in the Sub-Adviser. The performance bonus is set as a target at the beginning of the year, usually at approximately 20% of the base salary. The profits interest in the Sub-Adviser is granted by senior management and entitles the employee to a share in the profits of the Sub-Adviser. The profits interest typically vests over a three year period. As a result, the Sub-Adviser believes that its investment team has a very strong bond to the Sub-Adviser for the long term.

Ownership of Fund

A Portfolio Manager’s beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager’s immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The reporting of Fund share ownership in this SAI shall not be construed as an admission that the Portfolio Manager has any direct or indirect beneficial ownership in the Fund listed. As of the date of this SAI, the Fund has not commenced operations, thus the Portfolio Managers do not beneficially own shares of the Fund.

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the Sub-Adviser are authorized to consider “brokerage and research services” (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provision of statistical quotations (including the quotations necessary to determine the Fund’s net asset value), and other information provided to the Fund, to the Manager and/or to the Sub-Adviser (or their affiliates), provided, however, that the Manager or the Sub-Adviser determines that it has received the best net price and execution available. The Trust does not allow the Manager or the Sub-Adviser to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the Sub-Adviser are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Trustees, the Manager or the Sub-Adviser, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the Sub-Adviser exercises investment discretion. The fees of the Sub-Adviser are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, the Manager, or the Sub-Adviser (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940 Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the Sub-Adviser, as applicable, to benefit their other accounts under management.

The Manager and the Sub-Adviser will place its own orders to execute securities transactions that are designed to implement the Fund’s investment objective and policies. In placing such orders, the Sub-Adviser will seek the best available price and most favorable execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-adviser of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the 1940 Act) for doing so. A Fund’s turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund’s cash flows. High portfolio activity increases the Fund’s transaction costs, including brokerage commissions, and may result in a greater number of taxable transactions.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the Sub-Adviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in the primary markets, and that in assessing the best net price and execution available, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Sub-Adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the Sub-Adviser receives any benefits from the commission recapture program. The Sub-Adviser’s participation in the brokerage commission recapture program is optional. The Sub-Adviser retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the Sub-Adviser’s obligation to seek the best execution available.

The Fund is expected to commence operations on March 1, 2010. Accordingly, no brokerage commissions were paid by the Fund during the previous three fiscal years.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund’s net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for these securities.

TAX INFORMATION

Taxation of the Fund

To continue to qualify for treatment as a regulated investment company (“RIC”) under the Tax Code, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or certain other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies and (2) net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”);

•

Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes) and (2) not more than 25% of the value of its total assets is invested in (a) securities (other than U.S. Government securities or securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar or related trades or businesses, or (c) securities of one or more QPTPs (“Diversification Requirement”); and

•

Distribute annually to its shareholders at least 90% of the sum of its investment company taxable income (generally, taxable net investment income plus the excess (if any) of net short-term capital gain over net long-term capital loss) (“Distribution Requirement”).

If the Fund failed to qualify for treatment as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions — including distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) (as described below under “Taxation of the Fund’s Shareholders”) —

as taxable dividends to the extent of the Fund’s earnings and profits. Those dividends would be taxable as ordinary income, except that, for individual shareholders, the part thereof that is “qualified dividend income” would be taxable at the rate for net capital gain (a maximum of 15% through 2010). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and substantially all of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Taxation of the Fund’s Shareholders

Dividends or other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reported by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or capital gain distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and (except for an exempt-interest dividend) receive some portion of the price back as a taxable distribution even thought it represents in part a return of invested capital.

The foregoing is only a summary of some of the important federal tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors are advised to consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust’s Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors, including pension and 401(k) plans for American Airlines, Inc. The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. As a result, shareholders of the Investor Class benefit from the economies of scale generated by being part of a larger pool of assets. The Y Class was created to manage money for large institutional investors, including pension and 401(k) plans.

FINANCIAL STATEMENTS

The Fund adopted the financial statements of its predecessor fund.

OTHER INFORMATION

This section provides descriptions of certain strategies used by the Fund, including strategies to invest in particular securities and corresponding risks of those strategies.

Asset-Backed Securities - Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in asset-backed securities, subject to the Fund’s rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Bank Deposit Notes - Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis, as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

Bankers’ Acceptances - Bankers’ acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Borrowing Risks - The Fund may borrow for temporary purposes. Borrowing may exaggerate changes in the Fund’s NAV and in its total return. Interest expense and other fees associated with borrowing may reduce the Fund’s return.

Callable Securities – The Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Cash Equivalents - Cash equivalents include certificates of deposit, bearer deposit notes, bankers’ acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Certificates of Deposit - Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

Commercial Paper - Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Convertible Securities - Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, the Manager considers some convertible securities to be equity equivalents.

Cover - Transactions using forward contracts, futures contracts, options on futures contracts and written options (“Financial Instruments”) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover or to segregated accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Debentures - Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

Depositary Receipts -- American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) - ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. EDRs are in bearer form and traded in European securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see “Foreign Securities” below for a description of the risks associated with investments in foreign securities.

Derivatives - Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. Some “derivatives” such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Dollar Rolls - A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. The Fund maintains with its custodian a segregated account containing high-grade liquid securities in an amount at least equal to the forward purchase obligation.

Emerging Market Risks - The Fund may invest in the securities of issuers domiciled in various countries with emerging capital markets. Investments in the securities of issuers domiciled in countries with emerging capital markets involve significantly higher risks not involved in investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets.

The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., such as price/earnings ratios, may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and companies may be held by a limited number of persons. This may adversely affect the timing and pricing of the Fund’s acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

Eurodollar and Yankeedollar obligations - Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Exchange-Traded Funds - The Fund may purchase shares of exchange-traded funds (ETFs). ETFs trade like a common stock and usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. Therefore, the Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund’s investments in other investment companies, which are described below.

Foreign Securities - The Fund may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers~~'~~’ acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government’s fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts (“forward currency contracts”). A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges – for example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges – for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of their respective portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when a Sub-Adviser wishes to “lock in” the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may seek to hedge against changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. Use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that a Sub-Adviser believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as “cross hedging.” Use of a different foreign currency magnifies the Fund’s exposure to foreign currency exchange rate fluctuations.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Full Faith and Credit Obligations of the U.S. Government - Securities issued or guaranteed by the U.S. Treasury, backed by the full taxing power of the U.S. Government or the right of the issuer to borrow from the U.S. Treasury.

Futures Contracts - Futures contracts obligate a purchaser to take delivery of a specific amount of an obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. Futures contracts will be traded for the same purposes as entering into forward contracts.

The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial deposit” consisting of cash or U.S. Government Securities in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that provides a secondary market. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although futures contracts by their terms call for the actual delivery or acquisition of securities or currency, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency. The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

To the extent that the Fund enters into futures contracts, in each case other than for bona fide hedging purposes (as defined by the Commodities Futures Trading Commission (“CFTC”)), the aggregate initial margin will not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on any contracts that the Fund has entered into. This policy does not limit to 5% the percentage of the Fund’s assets that are at risk in futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a Sub-Adviser may still not result in a successful transaction.

In addition, futures contracts entail risks. Although a Sub-Adviser may believe that use of such contracts will benefit the Fund, if that Sub-Adviser’s investment judgment about the general direction of, for example, an index is incorrect, the Fund’s overall performance would be worse than if it had not entered into any such contract. In addition, there are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives.

General Obligation Bonds - General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Illiquid Securities - Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Adviser, as applicable, acting under guidelines established by the Board, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Index Futures Contracts and Options on Index Futures Contracts - The Fund may invest in index futures contracts, options on index futures contracts and options on securities indices.

Index Futures Contracts - U.S. futures contracts trade on exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets.

At the same time a futures contract on an index is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract’s face value. Daily thereafter, the futures contract is valued and the payment of “ variation margin” may be required.

Options on Index Futures Contracts - The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

The writing of a call option on a futures contract with respect to an index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses or gains from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to an index is similar in some respects to the purchase of protective put options on the Index. For example, the Fund may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Fund assumes when it purchases an option on a futures contract with respect to an index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Stock index futures may be used on a continual basis to equitize cash so that the Fund may maintain maximum equity exposure. The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

Futures Contracts on Stock Indices - The Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Index Futures Contracts”). This investment technique is used only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Fund or adversely affect the prices of securities which are intended to be purchased at a later date for the Fund.

In general, each transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for the Fund will rise in value by an amount that approximately offsets the decline in value of the portion of the Fund’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Fund. The Fund may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of the Fund’s total assets.

Options on Securities Indices - The Fund may write (sell) covered call and put options to a limited extent on an index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Fund may forgo the benefits of appreciation on the index or may pay more than the market price for the index pursuant to call and put options written by the Fund.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of an index above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the index below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires unexercised on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The Fund has adopted certain other non-fundamental policies concerning index option transactions that are discussed above.

The hours of trading for options on an index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, the Sub-Adviser may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Stock Indices - The Fund may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “ index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Interfund Lending - Pursuant to an order issued by the SEC, the Fund may participate in a credit facility whereby the Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility can provide the borrowing Fund with significant savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions. When the Fund liquidates portfolio securities to meet redemption requests, it often does not receive payment in settlement for up to three days (or longer for certain foreign transactions). However, redemption requests normally are satisfied immediately. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.

The credit facility will reduce the Fund’s potential borrowing costs and enhance the ability of the lending Funds to earn higher rates of interest on their short-term lending. Although the credit facility will reduce the Fund’s need to borrow from banks, the Fund remains free to establish lines of credit or other borrowing arrangements with banks.

Junk Bonds - Junk bonds are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by the Rating Organizations. For example, Moody’s and Standard & Poor’s rates them below Baa and BBB, respectively. Please see “Ratings of Long-Term Obligations” below for an explanation of the ratings applied to junk bonds. Junk bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, junk bonds must pay higher interest to compensate investors for the substantial credit risk they assume. In order to minimize credit risk, the Fund intends to diversify its holdings among many bond issuers.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund that invests in junk bonds may have to be adjusted in the event of default. In the event of an issuers default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high yield securities market and on the market value of the high yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Loan Participation Interests - Loan participation interests represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

Loan Transactions - Loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a qualified loan transaction is to afford a lender the opportunity to continue to earn income on the securities loaned and at the same time earn fee income or income on the collateral held by it.

Securities loans will be made in accordance with the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral; (3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies.

While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. If the borrower of the securities fails financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. Such loan transactions are referred to in this Statement of Additional Information as “qualified” loan transactions.

The cash collateral so acquired through qualified loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board.

Mortgage-Backed Securities - Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

     Collateralized Mortgage Obligations (“CMOs”) - CMOs and interests in real estate mortgage investment conduits (“REMICs”) are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs.

     Mortgage Pass-Through Securities - Mortgage pass-through securities are securities representing interests in “pools” of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect “ passing through” monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government, as in the case of securities guaranteed by the Government National Mortgage Association (“GNMA”), or guaranteed by agencies or instrumentalities of the U.S. government, as in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. government to purchase the agency’s obligations.

     On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent condition. Under the conservatorship, the U.S. Treasury will receive senior preferred equity shares and warrants to ensure that Fannie Mae and Freddie Mac maintain a positive net worth.

     Further, the U.S. Treasury has established a new secured lending credit facility which will be available to Fannie Mae and Freddie Mac to assist the entities in funding their regular business activities in the capital markets until December 31, 2009. Also, the U.S. Treasury has initiated a program to purchase Fannie Mae and Freddie Mac mortgage-backed securities through December 31, 2009, to aid mortgage affordability.

     Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

     (1) GNMA Mortgage Pass-Through Certificates (“Ginnie Maes”) - GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the “modified pass-through” mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

     (2) FHLMC Mortgage Participation Certificates (“Freddie Macs”) - Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of the FHLMC, security dealers and a variety of investors.

     (3) FNMA Guaranteed Mortgage Pass-Through Certificates (“Fannie Maes”) - Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

     (4) Mortgage-Related Securities Issued by Private Organizations - Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Municipal Lease Obligations (“MLOs”) - MLOs are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation.

Options - The Fund may purchase and sell put options and call options on securities and foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities, or quoted on the NASDAQ National Market System. The Fund will only write (sell) covered call and put options. For a further description, see “Cover.”

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or currency.

By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. By writing a put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security or currency below the exercise price.

The Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Other Investment Company Securities - The Fund at times may invest in shares of other investment companies, including other investment companies of the Trust. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are itemized in the Fees and Expenses Table for the Fund in its prospectuses. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock - A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Private Activity Bonds - PABs are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. PABs are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. See “Tax Information – Taxation of the Fund’s Shareholders.”

Ratings of Long-Term Obligations - The Fund utilizes ratings provided by the following Rating Organizations in order to determine eligibility of long-term obligations.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. The Rating Organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a high yield bond.

The four highest Moody’s ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are considered upper-medium grade and are subject to low credit risk. Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Moody’s ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest. Moody’s also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The four highest Standard & Poor’s ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Standard & Poor’s ratings of BB, B, CCC, CC, C and D are considered below investment grade and are regarded as having significant speculative characteristics. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Fitch’s ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade. Obligations rated B are deemed to be highly speculative. For issuers and performing obligations, B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of RR1 (outstanding). Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of RR2 (superior), or RR3 (good) or RR4 (average). Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of RR4 (average) or RR5 (below average). Obligations rated C indicate, for issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of RR6 (poor). Obligations rated RD indicate an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. Obligations rated D indicate an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (a) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (b) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (c) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation. Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

The four highest ratings for long-term obligations by Dominion Bond Rating Service Limited (“DBRS”) are AAA, AA, A and BBB. Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that DBRS has set for this category, few entities are able to achieve a AAA rating. Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events. Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities. Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

DBRS’ ratings of BB, B, CCC, CC, C and D are considered speculative and non-investment grade. Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations. Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity. Long-term debt rated CCC, CC or C is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range. A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Standard & Poor’s and Fitch Ratings apply indicators (such as “+” and “-”) and DBRS adds “high” or “low” to indicate relative standing within the major rating categories (except AAA). A rating without one of these indicators falls within the middle of the category.

Ratings of Municipal Obligations - Moody’s ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels - MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. Factors used in determination of ratings include liquidity of the borrower and short-term cyclical elements. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s uses SP-1, SP-2, and SP-3 to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest.

Ratings of Short-Term Obligations - Moody’s short-term ratings, designated as P-1, P-2 or P-3, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody’s and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations.

Standard & Poor’s short-term ratings are generally assigned to obligations with an original maturity of no more than 365 days—including commercial paper. A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as having significant speculative characteristics. Ratings of B-1, B-2, and B-3 may be assigned to indicate finer distinctions within the B category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings’ short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest credit quality. It indicates the strongest capacity for timely payment of financial commitments and may have an added“+” to denote any exceptionally strong credit feature. A rating of F2 denotes good credit quality. It indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings. A rating of F3 denotes fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade. A rating of B denotes an obligation that is speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment. A rating of D indicates an entity or sovereign that has defaulted on all of its financial obligations.

The DBRS short-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its near-term debt obligations in a timely manner. Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating. Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities. Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry. Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry. Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions. Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile. Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions. Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present. Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default. A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

Real Estate Securities - The Fund invests primarily in securities issued by real estate and real estate-related companies (as defined in the prospectus), including real estate investment trusts (“REITs”) and real estate operating companies (“REOCs”) and, therefore, adverse economic, business or political developments affecting the real estate sector could have a major effect on the value of the Fund’s investments. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate loans or interests. A U.S.-qualified REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate and real estate-related companies, except that the Fund may hold real estate and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of securities issued by real estate or real estate-related companies.

The Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in certain REITs (such as REIT funds of REITs) may subject Fund shareholders to duplicate management and administrative fees. In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the borrower quality and the type of credit extended to such borrowers. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers (including the REIT itself) and self-liquidation. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

In addition, U.S.-qualified Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act.

In addition, foreign REITs could possibly fail to qualify for any beneficial tax treatments available to foreign REITs in their local jurisdiction.

Recent Market Events - Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Repurchase Agreements - A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (e.g., the Fund) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price will be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement. Repurchase agreements are generally for a short period of time, usually less than a week.

The Fund may enter into repurchase agreements with any bank that is a member of the Federal Reserve System or registered broker-dealer who, in the opinion of the Manager or the Sub-Adviser presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines that periodically are reviewed by the Board. The Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or agent) approved by the Board during the term of the agreement. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case the Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price.

Reverse Repurchase Agreements - The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Manager or the Sub-Adviser possessing investment authority. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

Resource Recovery Obligations - Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Revenue Obligations - Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Rights and Warrants - Rights are short-term warrants issued in conjunction with new stock issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants, although the ability of the Fund to so invest is limited by its investment objectives and policies.

Section 4(2) Securities - Section 4(2) securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(2) securities, thus providing liquidity.

The Board and the Sub-Adviser will carefully monitor the Fund’s investments in Section 4(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(2) securities could have the effect of reducing the Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations - Separately traded registered interest and principal securities or “STRIPS” and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. The Fund investing in STRIPs will take into account as income a portion of the difference between these obligations’ purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

Short Sales - In connection with the use of certain instruments based upon or consisting of one or more baskets of securities, the Manager or the Sub-Adviser may sell a security the Fund does not own, or in an amount greater than the Fund owns (i.e., make short sales). Generally, to complete a short sale transaction, the Fund will borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed. If the price at the time of replacement is more than the price at which the security was sold by the Fund, the Fund will incur a loss. Conversely, the Fund will realize a gain if the price of the security decreases between selling short and replacement. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Until the security is replaced, the Fund is required to pay to the lender any interest that accrues during the period of the loan. To borrow the security, the Fund may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out. Until the Fund replaces the borrowed security, it will (a) maintain in a segregated account with its custodian cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover its short position.

Tax, Revenue or Bond Anticipation Notes - Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Tax-exempt commercial paper is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Terrorism Risks - Some of the U.S. securities markets were closed for a four-day period as a result of the terrorist attacks on the World Trade Center and Pentagon on September 11, 2001. These terrorist attacks, the war with Iraq and its aftermath, continuing occupation of Iraq by coalition forces and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Those events could also have an acute effect on individual issuers, related groups of issuers, or issuers concentrated in a single geographic area. A similar disruption of the financial markets or other terrorist attacks could adversely impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to portfolio securities and adversely affect Fund service providers and the Fund’s operations.

U.S. Government Securities - U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government Securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain

U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

U.S. Treasury Obligations - U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations known as STRIPS and inflation-indexed securities. Although U.S. Treasury securities carry little principal risk if held to maturity, the prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates.

Variable or Floating Rate Obligations - A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

Pursuant to Rule 2a-7 under the 1940 Act, variable or floating rate obligations with stated maturities of more than 397 days may be deemed to have shorter maturities as follows:

(1) An obligation that is issued or guaranteed by the United States Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 days will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(2) A variable rate obligation, the principal amount of which is scheduled on the face of the instrument to be paid in 397 days or less, will be deemed by the Fund to have a maturity equal to the period remaining until the next readjustment of the interest rate.

(3) A variable rate obligation that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(4) A floating rate obligation that is subject to a demand feature will be deemed by the Fund to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

As used above, an obligation is “subject to a demand feature” when the Fund is entitled to receive the principal amount of the obligation either at any time on no more than 30 days’ notice or at specified intervals not exceeding one year and upon no more than 30 days’ notice.

Variable Rate Auction and Residual Interest Obligations - Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

When-Issued and Forward Commitment Transactions - These transactions involve a commitment by the Fund to purchase or sell securities at a future date. These transactions enable the Fund to “lock-in” what the Manager or the Sub-Adviser believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, the Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued (generally one to two months later). The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to the Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

The Fund maintains with the Custodian a segregated account containing high-grade liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, the Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged.

APPENDIX A

PROXY VOTING POLICY AND PROCEDURES FOR THE TRUST

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AMERICAN BEACON MASTER TRUST

AMERICAN BEACON FUNDS

AMERICAN BEACON MILEAGE FUNDS

AMERICAN BEACON SELECT FUNDS

PROXY VOTING POLICY AND PROCEDURES

Last Amended November 17, 2008

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of interest holders of the American Beacon Master Trust and shareholders of the American Beacon Funds, the American Beacon Mileage Funds, and the American Beacon Select Funds (collectively, the “Funds”). Therefore, these Proxy Voting Policy and Procedures (the “Policy”) have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the “Manager”). The Manager has retained a proxy voting consultant (the “Consultant”) to provide assistance regarding the objective review and voting of proxies on any assets held by the Funds that invest primarily in the securities of domestic U.S. issuers (the “Domestic Funds”), consistent with the Policy. The Policy sets forth the policies and procedures the Manager employs when voting proxies for the Domestic Funds, including the role of their investment subadvisers (the “Subadvisers”). Proxy voting for the Funds that invest primarily in the securities of foreign issuers (the “International Funds”) has been delegated by the International Funds’ Boards of Trustees to the subadvisers for those funds (“International Subadvisers”). For the securities held in their respective portion of each International Fund, the International Subadvisers make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the International Funds and approved by their Boards of Trustees. The Policy includes the procedures that the Manager performs to monitor proxy voting by the International Subadvisers.

For all of the Funds, the Manager seeks to ensure that proxies are voted in the best interests of Fund interest holders and shareholders (collectively, “shareholders”). For certain proxy proposals, the interests of the Manager and/or its affiliates may differ from Fund shareholders’ interests. To avoid the appearance of impropriety and to fulfill its fiduciary responsibility to shareholders in these circumstances, the Policy includes procedures established by the Manager for voting proxy proposals that potentially present a conflict of interests.

Domestic Funds - Procedures

1.     Voting –The Consultant has been instructed by the Manager to vote proxies in accordance with the Policy, unless it is notified to vote otherwise by the Manager in writing. The Manager may decide to instruct the Consultant to vote in a manner different than specified by the Policy if it determines that such a variance from the Policy would be in the best interests of Fund shareholders. In making such a determination, the Manager will conduct its analysis of the proxy proposal, which may include, among other things, discussing the issue with Subadvisers holding the security to determine their recommended voting position.

Except as otherwise noted, items to be evaluated on a case-by-case basis and proposals not contemplated by the Policy will be assessed by the Manager. In these situations, the Manager will use its judgment in directing the Consultant to vote in the best interest of the Funds’ shareholders and will propose changes to the Policy when appropriate.

2.     Conflicts of Interest - The Manager maintains a list by Fund of all affiliated persons, including the Manager and its affiliates, the Subadvisers and their affiliates as well as the Funds~~'~~’ distributor and its affiliates. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, a Subadviser, the distributor or any of their affiliates and b) Fund shareholders. The Manager will monitor the Fund’s holdings against the list of affiliated persons and will conduct an analysis based upon the following procedures to resolve these known potential conflicts as well as any unforeseen conflicts.

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APPENDIX A

a.     Proxies for Affiliated Funds - Each Fund has the ability to invest in the shares of any of the Money Market Funds. For example, the High Yield Bond Fund may purchase shares of the Money Market Fund. If the Money Market Fund issues a proxy for which the High Yield Bond Fund is entitled to vote, the Manager’s interests regarding the Money Market Fund might appear to conflict with the interests of the shareholders of the High Yield Bond Fund. In these cases, the Manager will instruct the Consultant to vote in accordance with the Board of Trustees’ recommendations in the proxy statement.

b.     Business / Personal Connections of the Manager - The Manager is minority owned by AMR Corporation, which is a publicly-traded corporation and the parent company of American Airlines, Inc. To avoid the appearance of any conflict of interests, the Funds are expressly prohibited from investing in the securities of AMR Corporation or any other airline company.

The Manager could have an advisory client that issues a proxy or promotes a proxy proposal for which a Fund is entitled to vote. By taking a particular voting position on the proxy, it could be perceived by Fund shareholders that the Manager is favoring the advisory client over Fund shareholders in order to avoid harming its relationship with the advisory client. If the Manager is asked to render a decision regarding a proxy proposal issued or promoted by one of its advisory clients, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.

In the event that a principal officer of the Manager has a personal relationship or connection with an issuer or proponent of a proxy proposal being considered by the Manager, the voting matter will be discussed with the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.

If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the Manager will refer that proposal to the applicable Fund’s Board of Trustees, who will decide the Fund’s voting position after consultation with the Manager.

c.     Business / Personal Connections of the Subadvisers - Each Subadviser (and its affiliates) is considered an affiliate of the portion of the Fund it manages. When the Manager receives input regarding a voting recommendation from a Subadviser, the Manager will request the Subadviser’s disclosure of any business or personal relationships or connections that the Subadviser itself or its principals may have with the proxy issuer or any proponent of the proxy proposal. If the Subadviser’s disclosure reveals any potential conflicts of interest, the Manager will not rely on the Subadviser’s recommendation regarding the proxy proposal.

3.     Securities on Loan - The Consultant will notify the Manager before the record date about the occurrence of a future shareholder meeting. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of voting such shares in accordance with the Policy, based on factors including the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer’s outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Domestic Funds - Policies

1.     Routine Proposals - Routine proxy proposals are most commonly defined as those that do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. The proposals are consistent with industry standards as well as the corporate laws in the state of incorporation. Traditionally, these include:

A.	Location of annual meeting
B.	Employee stock purchase plan
C.	Appointment of auditors
D.	Corporate strategy
E.	Director indemnification and liability protection
F.	Reincorporation

The Funds’ policy is to support management on these routine proposals.

2.     Social, Political and Environmental Proposals - Issues which can be characterized as non-financial or non-business issues involving social, political and environmental issues will result in voting to support management. Financial interests of the shareholders are the only consideration for proxy voting decisions.

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APPENDIX A

3.     Shareholder Equality Proposals - Issues that do not discriminate against certain shareholders will be supported. Non-discriminatory proposals include:

A.     Anti-greenmail - Provisions that require that the price paid to the greenmailer must be extended to all shareholders of record will be supported.

B.     Fair price provisions - Provisions that guarantee an equal price to all shareholders will be supported.

4.     Non-routine proposals - Issues in this category are more likely to affect the structure and operation of the corporation and, therefore have a greater impact on the value of the shareholders’ investment. All situations will be viewed individually and independently with the focus on the financial interest of the shareholders.

Various factors will contribute in the decision-making process assessing the financial interest of the shareholders. Consideration should be given first and foremost to the board of directors. The board of directors oversees the management of the company, makes decisions on the most important issues and is a representative of the shareholders. To the degree that the board is independent (defined as at least 75% of members are independent, having no personal or business relationship with management, as defined by the relevant exchange), capable and dedicated to the shareholders, support should be for the board’s recommendations.

Management’s record, strategy and tenure will contribute in the decision-making process. The tendency will be to side with management if, in the past, it has shown the intent and ability to maximize shareholder wealth over the long term. Management will not be judged on a quarter-by-quarter basis, but judged on decisions that are consistent with the long-term interests of the shareholders of the company.

The following are specific issues that directly impact the financial interest of the shareholders.

A.     Board of Directors

a. Uncontested elections - The Funds will support management’s slate during uncontested elections if the board is independent. The company is the best judge of who is able and available to serve, and who will work well together.

b. Contested elections - will be evaluated on a case-by-case basis. Both slates of candidates will be evaluated based on a thorough analysis of each contesting side.

c. Independent compensation committee - an independent committee will best represent shareholder interests and guards against conflicts of interest in executive pay decisions. An independent or majority independent committee will have no financial interest in the outcome. The Funds will support proposals for independent compensation committees.

d. Independent nominating committee – The Funds believe that independent directors selected by a committee of independent directors will be more likely to question the CEO’s business judgment. Therefore, the Funds will support proposals for independent nominating committees.

e. Classified boards - A typical classified board is divided into 3 groups with one group standing for election every third year. The Funds believe that shareholders benefit from the structure as classified boards provide stability of leadership and continuity of management and policy that is crucial when evaluating company issues. Therefore, the Funds’ policy is to support classified boards, unless an independent board proposes to declassify itself, in which case the Funds will support management.

f. Cumulative voting - Under cumulative voting, shareholders are entitled to a number of votes equal to the number of board seats open for election, times the number of shares held. The votes can be cast for one nominee or apportion them, equally or not, amongst the nominees. The Funds believe that each director should act for the benefit of all shareholders and therefore should not be elected by a special group of shareholders. As a result, the Funds do not support cumulative voting. Directors have the fiduciary responsibility to protect and enhance the interests of all shareholders. The potential disruption caused by a minority director with a special agenda is potentially damaging to a majority of shareholders. Directors should act in the benefit of the majority, not the minority.

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APPENDIX A

g. Independent boards – The Funds believe independent boards will permit clear and independent decision-making, benefiting shareholders’ long-term interests. Board members who are independent are more likely to protect shareholders’ interests than company executives or other insiders. An “independent director” is defined as an individual who has had no personal or business relationship with management, as defined by the relevant exchange. While the Funds’ policy is to generally support independent boards, there is no objection to including up to 25% of insiders or affiliated outsiders on the board. Inside directors have intimate knowledge of the company that will be beneficial during discussions of the company’s long-term prospects. If the board is less than 75% independent, the Funds will withhold their vote for non-CEO board members that are not independent.

h. Separate chairman, CEO positions - Proponents contend that an individual with both positions is accountable to no one. The CEO is a management employee, responsible for day-to-day operations, implementing corporate strategy, and accountable to the board. The chairman is responsible for the overall direction of the company, protecting the shareholders~~'~~’ interests, evaluating the performance of the CEO, and is accountable to the shareholders.

Opponents contend it would dilute the power of the CEO to provide effective leadership, create a potential rivalry between the two positions leading to compromise rather than decisive action, insulate the CEO from being held accountable by the board if the chairman is overprotective, and finally, may cause confusion by having two public spokesmen. Despite the widespread use of this structure in Britain, it is relatively revolutionary in the U.S. If the board is independent, the Funds will support the company’s recommendation regarding separate chairman, CEO positions. Other situations will be evaluated on a case-by-case basis.

i. Minimum director stock / fund ownership - proponents contend that a director’s interests will be more aligned with shareholders if the director has a personal stake in the company. Additionally, many companies are providing part of their compensation in the form of stock for directors.

Opponents contend that minimum stock/fund ownership requirements will restrict the search to qualified, wealthy board candidates. This could eliminate other candidates who may not be able to pay the price of the required stock.

The Funds will not support proposals for minimum director stock ownership.

j.     Majority vote to elect directors – Shareholder concern about director elections is an outgrowth of their concern about director accountability in the aftermath of corporate scandals. Opponents argue that because of the “holdover” provision applicable to most directors, a resignation policy could be more effective in actually effecting the removal of an unpopular director. Proponents maintain that a resignation policy approach still leaves such a director technically “elected” and puts the onus on other board members to take action against one of their colleagues.

The Funds will support proposals for a majority vote requirement to elect directors.

k.     Increase/decrease size of board – The board and management are in the best position to determine the structure for the board. If the board is independent, the Funds will support proposals to increase or decrease the size of the board if the board will be comprised of at least 5 but no more than 20 members. Outside of this range, the Funds will vote against a change in the size of a board of directors.

l.     Limit number of boards served – The board and management are in the best position to determine the structure for the board. The Funds will not support proposals to limit the number of boards a director may serve on.

m.     Term limits - Opponents of term limits sustain that the board and management are in the best position to determine a workable, efficient structure for the board. Furthermore, shareholders may approve or disapprove of certain directors with their vote at annual meetings. The board should be free to identify the individuals who will best serve the shareholders. Supporters of term limits say that limiting the number of years that a director can serve on the board provides a built-in mechanism to force turnover. A structure that specifically limits the period of time a director can serve provides opportunities for recruiting directors with new ideas and perspectives.

The Funds will not support proposals to institute term limits.

B.   Executive / Director compensation

a. Incentive/Stock option plans (establish, amend, add) - proponents contend that incentive/stock option plans are designed to attract, hold and motivate management. Shareholders generally favor these plans, as top managers

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APPENDIX A

should have a stake in their company that ties compensation to performance. By aligning management’s interests with shareholders toward a goal of increasing shareholder value, better returns usually result.

Opponents contend that incentive/stock option plans may dilute the shareholders’ claim on profits and assets and may lead to a shift in the balance of voting control. Additionally, easily attainable incentive goals may not provide the necessary incentive for management.

If the board is independent and if the company has performed well over the previous 3- or 5- year period, the Funds will generally support these plans. However, the Funds will not support plans that permit:

•	Dilution in excess of the company’s peer group, unless overall executive compensation levels (including the value of the options) are at or below the peer group; or

•	Repricing/replacing underwater options

b. Discounted stock options - options that may be exercised at prices below the stock’s fair market value on the award date. Sometimes called non-qualified options, these options are granted “in-the-money” or immediately exercisable for a profit. The Funds do not support discounted stock options, as they do not give management much incentive to increase share value, while the purpose of granting stock options is to align executives’ interests with those of the shareholders.

c. Exchange of underwater options - options with an exercise price higher than the market price are considered “underwater” and, needless to say, unattractive. The Funds do not support the exchange of underwater options that result in a financial gain to the participants since other shareholders have no such protection from falling stock prices and since executives would bear no risk if management is willing to bail them out when the stock price falls. The Funds will support the exchange of underwater options that do not result in a financial gain to the participants.

d. Cap or limit executive and director pay - The Funds will not support capping or limiting executive or director pay. Pay flexibility is necessary to motivate and retain top quality executives and align shareholder and management interests.

e. Link pay to performance - Proponents contend that by linking pay to performance management’s interests will be aligned with shareholders. Management with compensation packages containing little volatility or risk may have a goal other than maximizing shareholder wealth. As a result, the Funds will support proposals to link pay to performance. However, the Funds will not support proposals requiring that an excessive portion (75% or more) of equity compensation be performance based.

f. Golden parachute provisions - provide severance payments to top executives who are terminated or demoted after a change in control (takeover). They provide some financial security to executives relieving potential anxiety as they negotiate and impartially evaluate future takeover bids. This provision will allow executives to not oppose a merger that might be in the best interests of the shareholders but may cost them their job. Parachutes may also benefit shareholders as they aid in the attraction and retention of managers.

However, opponents contend the existence of these provisions can discourage takeover attempts, as significant sums may have to be paid to company executives. Executives are already well paid to manage the company and should not have an extra reward. Additionally, shareholder approval is generally not necessary for enactment of this provision.

Properly conceived, golden parachutes can free management to act in the best interests of shareholders. Often, however, it is clearly an attempt to raise the cost to a third party of acquiring the company. Other criteria for analyzing the actual approval of parachute plans might include necessity, breadth of participation, payout size, sensitivity of triggers and leveraged buyout restrictions. If the board is independent and the company has performed well over the previous 3- or 5-year period, the Funds will support golden parachute provisions.

g.     Executive incentive bonus plans - Section 162(m) of the Internal Revenue Code prohibits companies from deducting more than $1 million in compensation paid to each of the top five executives, unless the compensation is paid under a performance-based, shareholder approved plan. To maintain compliance, these performance-based plans require shareholder approval every five years.

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APPENDIX A

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general, and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations. Moreover, preservation of the full deductibility of all compensation paid reduces the company’s corporate tax obligation.

Generally, the Funds will support these performance-based plans. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

h.     Supplemental executive retirement plans (SERPs) - Supplemental executive retirement plans (SERPs) provide supplemental retirement benefits for executives in excess of IRS compensation limitations. SERPs are unfunded plans and payable out of the company’s general assets. The ability of a company to offer a SERP could affect the company’s ability to compete for qualified senior executives, and could place the company at a competitive disadvantage to its peers..

Opponents contend that such benefits are unnecessary given the high levels of executive compensation at most companies.

Generally, the Funds will support SERPs. However, if the compensation committee is not 100% independent, the proposal will be decided on a case-by-case basis.

i.     Shareholder Proposal Regarding Advisory Vote on Executive Compensation - Proponents are urging boards to adopt a policy to allow shareholders an opportunity to vote on an advisory management resolution at each annual meeting to ratify compensation of the named executive officers (NEOs) as set forth in the proxy statement’s summary compensation table. The vote would be non-binding and would not affect any compensation paid or awarded to any NEO.

If the board is independent, the Funds will support management. All other proposals will be decided on a case-by-case basis.

C.     RIC Contracts and Policies

a. Investment Advisory Contracts - All proposals regarding new investment advisory contracts or amendments to existing contracts will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the Funds’ shareholders.

b. Distribution Plans - All proposals pertaining to a RIC’s distribution plan will be reviewed on a case-by-case basis, weighing any proposed additional fees to be paid by shareholders against the potential benefits. The analysis will foremost consider the effects of the proposal on the shareholders.

c. Fundamental Objectives / Policies - All proposals regarding the fundamental investment objectives or policies of a RIC will be reviewed on a case-by-case basis. Due to the complex and varied nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal for the shareholders.

D.     Confidential voting – The Funds believe that confidential voting restricts communication between shareholders and management. Additionally, the system of free and open proxy voting protects shareholder interests and ensures that the fiduciary obligations of investment funds are met. These representatives are then fully accountable to their constituents. Confidential voting is also expensive, as voting must be tabulated by a third party before presentation. The Funds will not support confidential voting. Management cannot address shareholder concerns if they cannot identify the dissenting voters. Undue pressure will not be condoned but our concern is that communication might be diminished during a time when shareholders are considering significant issues. Implementing confidential voting is not an acceptable tradeoff for the potential loss of open dialogue.

E.     Supermajority-voting provisions - Proponents contend that a broad agreement should be reached on issues that may have a significant impact on the company. Supermajority vote requirements usually require a level of voting approval in excess of a simple majority of the outstanding shares. Usually this range is from 66% to 80%, but in some cases even higher.

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APPENDIX A

Opponents contend that supermajority-voting provisions detract from a simple majority’s power to enforce its will. In many cases, the supermajority requirement will make it impossible to repeal or enact proposals due to the number of votes needed. Matters of corporate policy, a sale of assets or a sale of the entire company should ordinarily only require a majority of shareholders.

The Funds will support supermajority provisions up to 67%. All situations regarding supermajority-voting provisions larger than 67% will be reviewed on a case-by-case basis.

F.     Right to call a special meeting – Proponents seek to change company’s bylaws and other appropriate governing documents to allow shareholders of between 10% and 25% of outstanding common stock to call a special meeting. Proponents believe special meetings will allow shareholders to vote on urgent matters that may arise between regularly scheduled meetings.

Opponents contend that typically company regulations allow for majority shareholders to call special meetings which is a reasonable threshold in order to avoid the expense of unnecessary meetings.

The Funds will support these proposals if proposed by management and the board is independent. However, if proposed by shareholders, the Funds will support proposals for the right to call a special meeting by shareholders of 30% or greater of outstanding common stock.

G.     Anti-takeover proposals – Poison pills, preemptive rights, fair pricing and dual class voting provisions force potential bidders to deal directly with the board of directors. The board’s role is to protect shareholders against unfair and unequal treatment and guard against partial tender offers and other abusive tactics. Fair and equitable offers will not be prevented and will equally benefit all shareholders.

a. Poison pills (Shareholder rights plans) - protect shareholders from coercive and unfair offers. Therefore, all shareholders should receive a better/fairer offer. If the board is independent, the Funds will support poison pills. If the board is not independent, each situation involving poison pills will be decided on a case-by-case basis.

b. Preemptive rights - enable shareholders to retain the same percentage of ownership during additional stock offerings. This eliminates the effect of dilution on the shareholder. The Funds will support preemptive rights.

c. Fair pricing provisions - require that if offers are not approved by the board, the bidder must pay the same “fair” price for all shares purchased. The fair price is usually defined as the highest price paid by the bidder for shares acquired before the start of the tender offer. This provision attempts to prevent “two-tiered” offers in which the bidder offers a premium for sufficient shares to gain control then offers a much lower price to the remaining holders. The Funds will support fair pricing provisions.

d. Dual class voting provisions - create unequal voting rights among different shareholders. These provisions allow companies to raise capital and expand while letting management maintain control without fear of being acquired. However, these provisions enable management to become entrenched, as it is an anti-takeover mechanism. With management controlling the voting power, no one will pay a premium for shares of a company when there is no way for them to obtain voting control of the company. The Funds will not support dual class voting provisions.

H.     Stock related proposals

a. Increase authorized common/preferred stock - A request for additional shares of stock was, in the past, considered a routine voting item. Companies usually state it is for a specific use, such as a stock split, acquisition or for “general corporate purposes.” However, an abundance of authorized but unissued shares can become an anti-takeover measure, such as implementing a poison pill or placing a large block of stock with a friendly holder to maintain control.

If the board is independent, the Funds will support increases in common/preferred stock. The authorization will give companies the ability and flexibility to finance corporate growth. If the board is not independent, the Funds will not support increases in common/preferred stock.

b. Targeted share placements - the issuance of a specific block of company securities to a friendly shareholder. These placements are often used to defend against an unfriendly takeover or to obtain favorable financing and may be executed using common stock, preferred stock or convertible securities. Targeted share placements are often less expensive to execute than issuing stock, they do not require the high interest rates of traditional debt and a placement can be

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APPENDIX A

structured for the benefit of the limited number of parties. Additionally, share placements can be executed fairly quickly and shareholder approval is not required.

Opponents contend targeted placements give selected shareholders an unfair access to valuable securities while diluting current shareholder’s proportional ownership and voting interests. Additionally, critics contend that not only do targeted share placements serve to entrench management, but also the holder of the share placement may have a senior claim or return from company assets.

All situations regarding targeted share placements will be reviewed on a case-by-case basis. Since such stock could be used to dilute the ownership rights of current shareholders, shareholders should have the opportunity to analyze the proposal to determine whether it is in their best economic interests.

I.     Mergers, Acquisitions, Restructurings - These transactions involve fundamental changes in the structure and allocation of a company’s assets. Financial considerations are foremost in these transactions but ERISA fiduciaries are not obligated to take an offer if they feel the long-term interests of the Funds, as a shareholder will be best served by the company continuing as is.

All situations regarding mergers, acquisitions, or restructuring will be reviewed on a case-by-case basis. Due to the complexity and company-specific nature of these proposals, the principal emphasis will be on the financial ramifications of the proposal.

5.     Other Business -- The Funds will support management with respect to “Other Business.”

6.     Adjourn Meeting – The Funds will support management with respect to proposals to adjourn the shareholder meeting.

All other issues will be decided on a case-by-case basis. As with other non-routine proposals, decisions will be based primarily on management and board responsiveness to enhancing shareholder wealth.
Issues requiring analysis on a case-by-case basis will be voted according to the Consultant’s recommendation when the Funds own less than 1% of the company’s outstanding shares and less than $3 million of the company’s market capitalization.

International Funds - Procedures

1.     Voting - The International Funds’ Boards of Trustees have delegated proxy voting to the International Subadvisers. Each International Fund has adopted the proxy voting policies and procedures of its respective subadvisers. The Manager maintains copies of the International Subadvisers’ policies and will periodically check the voting record for adherence to the policies. If any discrepancies are noted, the Manager will follow up with the International Subadviser.

2.     Conflicts of Interest - Each International Subadviser receives from the Manager the list of affiliated persons for each International Fund. Any proxy proposal involving an entity on this list could be considered to represent a conflict of interest between a) the Manager, an International Subadviser, the distributor or any of their affiliates and b) Fund shareholders. If an International Subadviser receives a proxy involving one of these entities, it will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.

If an unforeseen conflict pertaining to a particular proxy proposal becomes apparent, the International Subadviser will notify the Manager and forward all proxy materials for consideration by the applicable Fund’s Board of Trustees. The Board of Trustees will decide the Fund’s voting position in consultation with the Manager and the International Subadviser.

All Funds - Other Procedures

1.     Recordkeeping - Records of all votes will be maintained by a) the Consultant for the Domestic Funds and b) the International Subadvisers for the International Funds. Documentation of all votes for the Domestic Funds will be maintained by the Manager and the Consultant. Such documentation will include the recommendations of the Subadvisers along with pertinent supporting comments and letters, the Policy, the proxy voting policies and procedures of the International Subadvisers, any and all company reports provided by proxy advisory consulting services, additional information gathered by

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APPENDIX A

the Manager, minutes from any meeting at which the Boards of Trustees considered a voting matter, the conclusion and final vote.

2.     Disclosure - The Manager, in conjunction with the Consultant, will compile the Funds’ proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, in each Fund’s Statement of Additional Information (“SAI”). In each Fund’s annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and/or the proxy voting policies and procedures of the International Subadvisers, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds’ website (if applicable), and c) on the SEC’s website in the SAI. The SAI and shareholder reports will also disclose that the Funds’ proxy voting record is available by toll-free telephone request (or on the Funds’ website) and on the SEC’s website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

3.     Board Oversight - On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Boards of Trustees will annually consider for approval the Policy and the proxy voting policies and procedures of the International Subadvisers. In addition, the Manager and International Subadvisers will notify the Board of any material changes to the proxy voting policies and procedures.

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APPENDIX B

PROXY VOTING POLICY AND PROCEDURES FOR THE SUB-ADVISER

______________________________

CB RICHARD ELLIS GLOBAL REAL ESTATE SECURITIES, LLC

PROXY VOTING POLICIES AND PROCEDURES

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

CB Richard Ellis Global Real Estate Securities, LLC (the “Company”) anticipates that a majority of clients will be responsible for all actions in relation to proxy voting. However, if the Company is instructed by the client to vote proxies on the client’s behalf, then the Company will follow the guidelines of the Proxy Voting Policy and Procedures. Any questions about this document should be directed to the CCO.

Policy

Assuming that the Company is requested to vote proxies on behalf of a particular client, it is the policy of the Company to vote client proxies in the interest of maximizing shareholder value. To that end, the Company will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

With respect to class actions, it is CBRE GRES’ policy not to take any action without first consulting the client. We will then only take action as the client directs.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable the Company to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.

1.

The Company shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the Co-Chief Investment Officers or Portfolio Managers or Portfolio Administrators who will obtain proxy voting information from client agreements.

2.

The Company shall work with the client to ensure that CBRE GRES is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that CBRE GRES should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

3.	The Co-Chief Chief Investment Officers shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner.

4.	The Co-Chief Investment Officers will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Co-Chief Investment Officers shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by the Company, shall be forwarded to the designee for voting and submission.

Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to the Company.

5.

The Co-Chief Investment Officers will reasonably try to assess any material conflicts between the Company’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.

So long as there are no material conflicts of interest identified, the Company will vote proxies according to the policy set forth above. The Company may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

7.

The Company is not required to vote every client proxy and such should not necessarily be construed as a violation of CBRE GRES’s fiduciary obligations. The Company shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser ’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

8.

The CCO shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which the Company believes it may be in its clients’ best interest for the Company not to vote a particular proxy. The CCO shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by the Company.

9.

If the Co-Chief Investment Officers detect a conflict of interest, the Company will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which the Company should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on CBRE GRES.

10.	The Chief Co-Chief Investment Officers shall collect and submit the proxy votes in a timely manner.

11.	The CCO will report any attempts by the Company’s personnel to influence the voting of client proxies in a manner that is inconsistent with the Company’s Policy.

12.	All proxy votes will be recorded and the following information will be maintained:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares the Company is voting on firm-wide;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not the Company cast its vote on the matter;

•	How the Company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether the Company cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

In the event that the Company votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires the Company to vote a certain way on an issue, while the Company deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although the Company has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

•	Conflict: CBRE GRES retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in the Company’s client portfolios.

•

Conflict: CBRE GRES’s supervised persons maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a

Company supervised person may be a high-level executive of an issuer that is held in the Company’s client portfolios. The spouse could attempt to influence the Company to vote in favor of management.

Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

The Company realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its supervised persons to notify the Co-Chief Investment Officers of any material conflict that may impair the Company’s ability to vote proxies in an objective manner. Upon such notification, the CCO will seek legal counsel who will recommend an appropriate course of action.

In addition, any attempts by others within the Company to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. The CCO should then report the attempt to legal counsel.

The CCO should, as necessary, report to legal counsel all conflicts of interest that arise in connection with the performance of the Company’s proxy-voting obligations (if any), and any conflicts of interest that have come to his or her attention (if any). The CCO will use the form included as Attachment A to this document. This information can lead to future amendments to this proxy voting policy and procedure.

Recordkeeping

The Company must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any supervised persons of the Company, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

•

The CCO will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO will distribute to any client requesting proxy voting information the complete proxy voting record of the Company for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed. [4]

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of CBRE GRES. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

•

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

•	clients are permitted to request the proxy voting record for the 5 year period prior to their request.

[4]

     For clients who have provided the Company with specific direction on proxy voting, the CCO will review the proxy voting record and permanent file in order to identify those proposals voted differently than how the Company voted clients not providing direction.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: The Company is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	The Company’s proxy voting records may include the following:

	•	Documents prepared or created by the Company that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•	The Company will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is the Company’s policy to not reveal or disclose to any client how the Company may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting. The Company will never disclose such information to unrelated third parties.

The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any supervised persons accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

Attachment A

CB Richard Ellis Global Real Estate Securities LLC

Report of Proxy Voting Conflicts

To:	[Legal Counsel]

From:	CCO

Date:	<DATE>

Re:	Proxy Voting Conflict of Interest

Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (“Advisers Act”) requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. A challenging aspect to Rule 206(4)-6 has been an adviser’s identification of material conflicts of interest that may influence the manner in which it votes proxies.

I have listed below the conflicts of interest that came to my attention and the manner in which such conflicts were mitigated:

Signature:

Date: